                                                                    Exhibit 10.9

                                                                  EXECUTION COPY




                              AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

                           dated as of October 1, 1999

                                      among

                        INSIGHT KENTUCKY PARTNERS I, L.P.

                       f/k/a INTERMEDIA PARTNERS VI, L.P.

                                       and

                    THE FINANCIAL INSTITUTIONS PARTY HERETO,

                                       and

                         TORONTO DOMINION (TEXAS), INC.,
                             as Administrative Agent

                 ----------------------------------------------


                           BNY Capital Markets, Inc.,
              Donaldson, Lufkin & Jenrette Securities Corporation,
                         Banc of America Securities LLC
                           TD Securities (USA), Inc.,
                               as Arranging Agents

                                       and

                           BNY Capital Markets, Inc.,
                             Bank of America, N.A.,
                              as Syndication Agents

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page
                                                                                                               ----

ARTICLE I.            DEFINITIONS.................................................................................2
         Section 1.01.  Definitions...............................................................................2
ARTICLE II.           THE REVOLVING CREDIT AND TERM LOANS........................................................23
         Section 2.01.  The Revolving Credit, Term Loans and Swing Line Loans....................................23
         Section 2.02.  Procedure for Borrowings.................................................................24
         Section 2.03.  Revolving Credit Notes and Term Notes....................................................25
         Section 2.04.  Revolving Credit Commitment Fee..........................................................26
         Section 2.05.  Other Fees...............................................................................27
         Section 2.06.  Optional Cancellation or Reduction of Total Revolving Credit Commitment and Term
                           Loans.................................................................................27
         Section 2.07.  Mandatory Reductions of the Total Revolving Credit Commitment............................27
         Section 2.08.  Mandatory and Optional Prepayment........................................................28
         Section 2.09.  Swing Line Loans.........................................................................30
ARTICLE III.          INTEREST...................................................................................32
         Section 3.01.  Interest on Base Rate Loans..............................................................32
         Section 3.02.  Interest on Eurodollar Loans.............................................................32
         Section 3.03.  Procedure for Interest Determination.....................................................33
         Section 3.04.  Post Default Interest....................................................................34
         Section 3.05.  Maximum Interest Rate....................................................................34
ARTICLE IV.           DISBURSEMENT AND PAYMENT...................................................................35
         Section 4.01.  Pro Rata Treatment.......................................................................35
         Section 4.02.  Method of Payment........................................................................35
         Section 4.03.  Compensation for Losses..................................................................35
         Section 4.04.  Taxes, Reserves and Additional Costs.....................................................36
         Section 4.05.  Unavailability...........................................................................39
ARTICLE V.            REPRESENTATIONS AND WARRANTIES.............................................................40
         Section 5.01.  Representations and Warranties...........................................................40
ARTICLE VI.           CONDITIONS OF LENDING......................................................................49
         Section 6.01.  Conditions to the Effectiveness of this Agreement........................................49
         Section 6.02.  Conditions to the Making of Each Loan....................................................51
         Section 6.03.  Conditions to Issuance of Insight High Yield Debt........................................52
ARTICLE VII.          COVENANTS..................................................................................52
         Section 7.01.  Affirmative Covenants....................................................................52
         Section 7.02.  Negative Covenants.......................................................................57

                                                                                                               Page
                                                                                                               ----
ARTICLE VIII.         EVENTS OF DEFAULT..........................................................................64
         Section 8.01.  Events of Default........................................................................64
         Section 8.02.  Payments Subsequent to Declaration of Event of Default...................................67
ARTICLE IX.           THE ADMINISTRATIVE AGENTS AND THE LENDERS..................................................67
         Section 9.01.  Appointment, Powers and Immunities.......................................................67
         Section 9.02.  Sharing of Payments and Expenses.........................................................68
         Section 9.03.  The Administrative Agent's Liabilities...................................................69
         Section 9.04.  Defaults and Events of Default...........................................................69
         Section 9.05.  Rights as a Lender.......................................................................70
         Section 9.06.  Lender Credit Decision...................................................................70
         Section 9.07.  Indemnification..........................................................................71
         Section 9.08.  Failure to Act...........................................................................71
         Section 9.09.  Resignation of Agent.....................................................................71
         Section 9.10   Withholding Tax Exemption................................................................72
         Section 9.11.  Duties and Obligations of Arranging Agents and Syndication Agents........................72
ARTICLE X.            CONSENT TO JURISDICTION, WAIVER OF JURY TRIAL..............................................73
         Section 10.01.  Consent to Jurisdiction.................................................................73
         Section 10.02.  Waiver of Jury Trial....................................................................73
ARTICLE XI.           MISCELLANEOUS..............................................................................73
         Section 11.01.  Applicable Law..........................................................................73
         Section 11.02.  Set-off.................................................................................74
         Section 11.03.  Expenses; Indemnification...............................................................74
         Section 11.04.  Amendments..............................................................................75
         Section 11.05.  Cumulative Rights and No Waiver.........................................................76
         Section 11.06.  Notices.................................................................................76
         Section 11.07.  Separability............................................................................77
         Section 11.08.  Assignments and Participations..........................................................78
         Section 11.09.  Confidentiality.........................................................................79
         Section 11.10.  Execution in Counterparts...............................................................80
         Section 11.11.  Survival................................................................................80
         Section 11.12.  Consent.................................................................................80
ARTICLE XII.          LIMITED RECOURSE...........................................................................81
         Section 12.01.  Limited Recourse........................................................................81

                             EXHIBITS AND SCHEDULES
                             ----------------------

Exhibit A-1           Form of Revolving Credit Borrowing Notice
Exhibit A-2           Form of Swing Line Borrowing Notice
Exhibit B-1           Form of Revolving Credit Note
Exhibit B-2           Form of Swing Line Note
Exhibit C             Form of Term Loan Borrowing Notice
Exhibit D-1           Form of Term Loan A Note
Exhibit D-2           Form of Term Loan B Note
Exhibit E             Form of Interest Election
Exhibit F             Form of Security and Hypothecation Agreement
Exhibit G             Form of Subsidiary Guarantee
Exhibit H             Form of Assignment and Assumption Agreement

Schedule 1            Liens on the Closing Date
Schedule 2            Lender Loan Amounts and Notice Addresses
Schedule 3            Environmental

    AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of October 1, 1999, between INSIGHT KENTUCKY PARTNERS I, L.P., a Delaware limited partnership, (f/k/a InterMedia Partners VI, L.P.), each of the several financial institutions identified on the signature pages hereof (each a "Lender", and collectively the "Lenders") and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent").

                              W I T N E S S E T H:

    WHEREAS, the Borrower (as defined herein), the Administrative Agent, and the Lenders are all parties to that certain Revolving Credit and Term Loan Agreement dated as of April 30, 1998, as amended by that certain First Amendment thereto dated as of March 23, 1999 (the "Prior Loan Agreement"); and

    WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders consent to certain transactions and amendments to the Prior Loan Agreement, as more fully set forth in this Amended and Restated Revolving Credit and Term Loan Agreement; and

    WHEREAS, the Administrative Agent and the Lenders have agreed to amend and restate the Prior Loan Agreement in its entirety as set forth herein; and

    WHEREAS, the Borrower acknowledges and agrees that the security interest granted to the Administrative Agent, for itself and on behalf of the Lenders pursuant to the Prior Loan Agreement and the Credit Documents (as defined in the Prior Loan Agreement) executed in connection therewith shall remain outstanding and in full force and effect in accordance with the Prior Loan Agreement and shall continue to secure the obligations of the Borrower as set forth herein (except for the Hypothecation and Security Agreement executed by IMI (as defined in the Prior Loan Agreement) which shall be terminated and replaced as set forth herein); and

    WHEREAS, the Borrower acknowledges and agrees that (i) the obligations as set forth herein represent, among other things, the amendment, restatement, renewal, extension, consolidation and modification of the obligations as set forth in the Prior Loan Agreement arising in connection with the Prior Loan Agreement and the other Credit Documents (as defined in the Prior Loan Agreement) executed in connection therewith; (ii) the parties hereto intend that the Prior Loan Agreement and the other Credit Documents (as defined in the Prior Loan Agreement) executed in connection therewith and the collateral pledged thereunder shall secure, without interruption or impairment of any kind, all existing Borrowed Money under the Prior Loan Agreement and the other Credit Documents (as defined in the Prior Loan Agreement) executed in connection therewith as so amended, restated, restructured, renewed, extended, consolidated and modified hereunder (except for the Hypothecation and Security Agreement executed by IMI (as defined in the Prior Loan Agreement), which shall be terminated and replaced as set forth herein) together with all other obligations hereunder; (iii) all Liens evidenced by the Prior Loan Agreement and the other Credit Documents (as defined in the Prior Loan Agreement) executed in connection therewith are hereby ratified, confirmed and continued (excluding the Hypothecation and Security Agreement executed by IMI); and (iv) the Credit

Documents (as defined herein) are intended to restructure, restate, renew, extend, consolidate, amend and modify the Prior Loan Agreement and the other Credit Documents (as defined in the Prior Loan Agreement) executed in connection therewith; and

    WHEREAS, the parties hereto intend that (i) the provisions of the Prior Loan Agreement and the other Credit Documents (as defined in the Prior Loan Agreement) executed in connection therewith, are hereby superseded and replaced by the provisions hereof and of the Credit Documents (as defined herein); and
(ii) the Notes (as hereinafter defined) amend, renew, extend, modify, replace, are substituted for and supersede in their entirety, but do not extinguish the indebtedness arising under, the promissory notes issued pursuant to the Prior Loan Agreement;

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto agree as follows:


                                   ARTICLE I.

                                   DEFINITIONS

    Section 1.01. Definitions.
                  -----------

    (a)  Accounting Terms and Determinations. Unless otherwise specified herein,
         -----------------------------------
all accounting terms used herein shall be interpreted, and all determinations with respect to accounting matters shall be made, and all financial statements and certificates and reports as to financial matters required to be delivered hereunder shall be prepared, in accordance with GAAP as of the date of determination or preparation; provided, however, that in the event that
                              --------  -------
application of GAAP, as existing on the date of determination or preparation, would produce inconsistencies with prior statements, certificates and/or reports, an explanation of such inconsistencies shall be included with the current statements, certificates and/or reports being delivered.

    (b)  Other Terms. The following terms shall have the meanings ascribed to
         ------------
them below or in the Sections of this Agreement indicated below and shall include the plural as well as the singular:

    "ABS Agreement" has the meaning ascribed to such term in Section 2.09(a).
     -------------

    "Adverse Environmental Condition" means the occurrence of any of the events
     -------------------------------
referred to in the definition of Environmental Claim.

    "Affiliate" of any Person means any Person that directly or indirectly,
     ---------
through one or more intermediaries, controls, is controlled by, or is under common control with, such other

Person. For purposes of this definition, "control" of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of equity interests, by contract or otherwise.

    "Agreement" means this Amended and Restated Revolving Credit and Term Loan
     ---------
Agreement, as amended, restated, supplemented or modified from time to time in accordance herewith.

    "Annualized Cash Flow," as of any date, means an amount equal to two times
     --------------------
the Cash Flow for the two most recently completed fiscal quarters, for which the Borrower is required to have delivered quarterly financial reports pursuant to
Section 7.01(a).

    "Annualized Interest Expense" as of any date, means an amount equal to
     ---------------------------
Interest Expense for the four full most recently completed fiscal quarters.

    "Applicable Margin" means a margin based on the Senior Leverage Ratio (after
     -----------------
giving effect to any contemporaneous borrowings or repayments) as follows:


                  Applicable Margin For Revolving Credit Loans
                  --------------------------------------------

                                                                           Base Rate
                                                  Eurodollar Revolving     Revolving
              Senior Leverage Ratio                     Loans              Loans
              ---------------------               --------------------     ---------

    Greater than 6.00:1.00                              2.000%             1.000%

    Greater than 5.50:1.00 and less than                1.750%              0.750%
    or equal 6.00:1.00

    Greater than 5.00:1.00 and less than or equal       1.375%              0.375%
    or equal 5.50:1.00

    Greater than 4.50:1.00 and less than or equal       1.125%              0.125%
    or equal 5.00:1.00

    Greater than 4.00:1.00 and less than or equal       0.875%              0.000%
    or equal 4.50:1.00

    Less than or equal to 4.00:1.00                     0.750%              0.000%

                        Applicable Margin For Term Loan A
                        ---------------------------------


                                             Eurodollar Term      Base Rate Term
              Senior Leverage Ratio              Loan A               Loan A
              ---------------------           --------------      --------------

    Greater than 6.00:1.00                       2.250%              1.250%

    Greater than 5.50:1.00 and less than         2.000%              1.000%
    or equal to 6.00:1.00
    Less than or equal to 5.50:1.00              1.750%              0.750%


Applicable Margin For Term Loan B
---------------------------------

                                             Eurodollar Term      Base Rate Term
              Senior Leverage Ratio              Loan B               Loan B
              ---------------------          ---------------      --------------

        Greater than 5.50:1.00                   2.500%              1.500%

        Less than or equal to 5.50:1.00          2.250%              1.250%


; provided, however, that
  -----------------

        (a) any change in the Applicable Margin shall be effective, with respect to all Loans, commencing at the earlier of (i) a change in the amount of Loans outstanding hereunder, and (ii) one Business Day after the date upon which the financial information and the certificate of a Responsible Person referred to in Section 7.01(a)(i) was delivered to the Administrative Agent; and

        (b) in the event that the financial information and the certificate of a Responsible Person referred to in Section 7.01(a)(i) are not delivered when due, then (i) if such financial information and certificate of a Responsible Person are delivered after the date such financial information and certificate of a Responsible Person were required to be delivered and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial information and certificate of a Responsible Person, then the Applicable Margin in respect of all Loans during the period from one Business Day after the date upon which such financial information and certificate of a Responsible Person were required to be delivered until the date upon which they actually are delivered shall be the Applicable Margin as so increased; and (ii) if such financial information and certificate of Responsible Person are delivered after the date such financial information and certificate of Responsible Person were required to be delivered and the Applicable Margin decreases from that previously in effect as a result of the delivery of such financial information and certificate of Responsible Person, then such decrease in the Applicable Margin shall not become effective until one Business Day after the date upon which such financial information and certificate of Responsible Person actually are delivered.

    "Approved Fund" means, with respect to any Lender that is a fund that
     -------------
invests in commercial loans, any other fund that invests in commercial loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

    "Arranging Agents" means BNY Capital Markets, Inc., Donaldson, Lufkin &
     ----------------
Jenrette Securities Corporation, Banc of America Securities LLC and TD Securities (USA), Inc.

    "Asset Acquisition" means (a) the purchase, lease or other acquisition by
     -----------------
the Borrower or any Restricted Subsidiary of any assets (including, but not limited to, stock or partnership interests, or any other interests) of any Person or (b) the agreement by the Borrower or any Restricted Subsidiary to do any of the foregoing where, in either case, the consideration paid by the Borrower or a Restricted Subsidiary or the fair market value of the assets being acquired exceeds $1,000,000.

    "Asset Sale" means (a) the sale, lease, exchange or other disposition by the
     ----------
Borrower or any Restricted Subsidiary of any assets (including, but not limited to, stock or partnership interests, or any other interests) of any Person or (b) the agreement by the Borrower or any Restricted Subsidiary to do any of the foregoing, where, in either case, the consideration received by the Borrower or a Restricted Subsidiary or the fair market value of the assets subject to such disposition exceeds one million dollars ($1,000,000).

    "Assignee" has the meaning ascribed to such term in Section 11.08(c).
     --------

    "Available Revolving Credit Commitment" means, as of any particular time,
     -------------------------------------
(a) the Revolving Credit Commitment, minus (b) the sum of (i) the Revolving Credit Loans then outstanding, plus (ii) the Swing Line Loans then outstanding.

    "Available Swing Line Commitment" means, at any time, the lesser of (a) (i)
     -------------------------------
the Swing Line Commitment, minus (ii) Swing Line Advances then outstanding, and
(b) the Available Revolving Credit Commitment.

    "Base Rate" means, for any day, a fluctuating interest rate per annum as
     ---------
shall be in effect from time to time, which rate per annum shall at all times be equal to the higher of (a) the rate of interest publicly announced by the Administrative Agent from time to time at its New York branch office as its prime commercial lending rate and (b) the Federal Funds Rate plus 1/2%.

    "Base Rate Loans" has the meaning ascribed to such term in Section 3.01.
     ---------------

    "Base Rate Revolving Loans" means Revolving Credit Loans or portions thereof
     -------------------------
which bear interest at the rate and in the manner set forth in Section 3.01.

    "Base Rate Term Loans" means Term Loans or portions thereof which bear
     --------------------
interest at the rate and in the manner set forth in Section 3.01.

    "Borrowed Money" means as to any Person (a) any obligation of such Person to
     --------------
repay money borrowed, (b) any indebtedness of such Person evidenced by notes, debentures or similar instruments, (c) any obligation of such Person to pay for goods or services under a conditional sale or other title retention agreement,
(d) any obligation of others constituting Borrowed Money secured by any asset of such Person, whether or not such obligation is assumed by such Person, (e) any obligation for Borrowed Money of others guaranteed by such Person and, (f) all Capital Lease Obligations of such Person; provided, however, Borrowed Money
                                          --------  -------
shall not include for (i) the Borrower and its Restricted Subsidiaries (A) any funds held in escrow, (B) loans made pursuant to the KeepWell Agreement and the New KeepWell Agreement, (C) Partner Subordinated Loans, (D) trade debt incurred in the ordinary course of business and payable on terms not longer than ninety
(90) days, (E) Intercompany Loans, (F) indebtedness of any Unrestricted Subsidiary and (G) the Parent Term Loan B and (ii) the Parent and its Restricted Subsidiaries (A) any funds held in escrow, (B) loans made pursuant to the KeepWell Agreement and the New KeepWell Agreement, (C) Partner Subordinated Loans, (D) trade debt incurred in the ordinary course of business and payable on terms not longer than ninety (90) days, (E) Intercompany Loans, (F) indebtedness of any Unrestricted Subsidiary and (G) Parent Term Loan B.

    "Borrower" means Insight Kentucky Partners I, L.P., a Delaware limited
     --------
partnership (f/k/a InterMedia Partners VI, L.P.).

    "Borrower Partnership Agreement" means the Amended and Restated Agreement of
     ------------------------------
Limited Partnership of the Borrower, dated as of October 1, 1999, between Parent and Insight Kentucky Capital.

    "Borrowing" means the aggregate Revolving Credit Loans, Term Loans and/or
     ---------
Swing Line Loans made by all Revolving Credit Lenders, Term Loan Lenders and/or the Swing Line Lender, as the case may be, on a particular Borrowing Date.

    "Borrowing Date" has the meaning ascribed to such term in Section 2.02(a).
     --------------

    "Business Day" means any day except a Saturday, Sunday or other day on which
     ------------
commercial banks and foreign exchange markets in Houston, Texas, New York City and London, England are authorized or required by law or executive order to close.

    "Capital Lease Obligations" means, as to any Person, the obligations of such
     -------------------------
Person to pay rent or other amounts under a lease of (or other agreement containing the right to use) real or personal property, which obligations are required to be classified and accounted for as capital lease obligations on a balance sheet of such Person under GAAP, and for the purposes of this Agreement the amount of such obligations shall be the outstanding amount thereof, determined in accordance with GAAP.

    "Cash Flow" means, for any period for which "Cash Flow" is calculated, the
     ---------
sum (calculated without duplication) of (a) net income attributable to the Borrower and the Restricted Subsidiaries for such period, determined in accordance with GAAP, as adjusted (i) to exclude non-recurring gains and losses on unusual items and (ii) to give effect, on a pro forma basis, to acquisitions, exchanges and dispositions of assets of the Borrower or any of the Restricted Subsidiaries during any relevant period as if such transactions occurred on the first day of such period; (b) to the extent deducted in the calculation of net income in clause (a) above, (i) accrued or paid income taxes, (ii) Interest Expense of the Borrower and the Restricted Subsidiaries, (iii) depreciation,
(iv) amortization, and (v) other non-cash or deferred charges to income; (c) the amount of Management Fees accrued and unpaid for such period (minus the payment during such period for any previously deferred Management Fees to the extent not otherwise excluded in accordance with GAAP); and (d) amounts payable for such period to the Borrower or its Restricted Subsidiaries by TCI or its Affiliates in respect of rate roll backs or rate refund amounts.

    "Closing Date" means October 1, 1999.
     ------------

    "Code" means the Internal Revenue Code of 1986, as amended.
     ----

    "Consolidated" means consolidated according to GAAP.
     ------------

    "Contaminant" means any waste, pollutant, hazardous substance, toxic
     -----------
substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, or any regulated constituent of any such substance or waste, including any such substance regulated under any Environmental Law.

    "Contingent Liability" has the meaning ascribed to such term in Section
     --------------------
7.02(e).

    "Credit Documents" means this Agreement, the KeepWell Agreement, the
     ----------------
Hypothecation Agreements, the Guarantees, and the Notes, as any of them may be amended or supplemented from time to time.

    "Default" means any event which, with the giving of notice or the lapse of
     -------
time, or both, would constitute an Event of Default.

    "Election Date" has the meaning ascribed to such term in Section 3.03(b)(i).
     -------------

    "Environmental Claim" means any claim, assertion, demand, notice of
     -------------------
violation, suit, administrative or judicial proceeding, regulatory action, investigation, information request or order involving any Hazardous Substance, Environmental Law, noise or odor pollution or any injury or threat of injury to human health, property or the environment.

    "Environmental Law" means any federal, state, local or foreign statute or
     -----------------
common law, regulation, order, decree, opinion or agency requirement as now in effect or hereinafter adopted relating to (i) the handling, use, presence, disposal or release of any Hazardous Substance or (ii) the protection, preservation or restoration of the environment, natural resources or human health or safety.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as
     -----
amended from time to time.

    "ERISA Group" means the Borrower and all members of a controlled group of
     -----------
corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code or are considered to be one employer under Section 4001 of ERISA.

    "Eurodollar Base Rate" means, with respect to any Interest Period for a
     --------------------
Eurodollar Loan, the rate per annum determined by the Administrative Agent to be the offered rate for dollar deposits with a term comparable to such Interest Period that appears on the display designated as Page 3750 on the Dow Jones Telerate Service (or such other page as may replace such page on such service, or on another service designated by the British Bankers' Association, for the purpose of displaying the rates at which dollar deposits are offered by leading banks in the London interbank deposit market) at approximately 11:00 A.M., London time, on the second full Business Day preceding the first day of such Interest Period.

    "Eurodollar Lending Office" means the office of each Lender designated on
     -------------------------
Schedule 2 hereto as its Eurodollar Lending Office or such other office it may from time to time designate in writing to the Administrative Agent as its Eurodollar Lending Office.

    "Eurodollar Loans" has the meaning ascribed to such term in Section 3.02.
     ----------------

    "Eurodollar Reserve Percentage" means that percentage, expressed as a
     -----------------------------
decimal, which is in effect on such day, prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any marginal, supplemental or emergency reserve requirements) for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion dollars in respect of eurocurrency funding liabilities.

    "Eurodollar Revolving Loans" means Revolving Credit Loans or portions
     --------------------------
thereof which bear interest at the rate and in the manner set forth in Section 3.02.

    "Eurodollar Term Loan A" means Term Loan A or portions thereof which bear
     ----------------------
interest at the rate and in the manner set forth in Section 3.02.

    "Eurodollar Term Loan B" means Term Loan B or portions thereof which bear
     ----------------------
interest at the rate and in the manner set forth in Section 3.02.

    "Eurodollar Term Loans" means Eurodollar Term Loan A and Eurodollar Term
     ---------------------
Loan B.

    "Event of Default" has the meaning ascribed to such term in Section 8.01.
     ----------------

    "Excess Cash Flow" means, as of the end of any fiscal year of the Borrower
     ----------------
based on the audited financial statements for such fiscal year, the remainder of
(a) Cash Flow for such fiscal year, minus (b) the sum, without duplication, of the following: (i) capital expenditures made by the Borrower and its Restricted Subsidiaries during such fiscal year; (ii) scheduled debt service of the Borrower and the Parent during such fiscal year; (iii) distributions made by the Borrower and its Restricted Subsidiaries in respect to taxes made pursuant to
Section 7.02(g)(iv) hereof during such fiscal year; and (iv) Interest Expense during such fiscal year.

    "FCC" means the Federal Communications Commission, or any successor thereto.
     ---

    "FCC Licenses" has the meaning ascribed to such term in Section 5.01(e).
     ------------

    "Federal Funds Rate" means, for any day, a fluctuating interest rate per
     ------------------
annum equal (rounded, if necessary, to the next greater 1/16 of 1%) to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to or by the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

    "Final Maturity Date" means (i) for Term Loan A, September 30, 2007, (ii)
     -------------------
for Term Loan B, December 31, 2007 and (iii) for Revolving Credit Loans, October 31, 2006.

    "Franchise" means a franchise, license, authorization or right to construct,
     ---------
own, operate, promote, extend and/or otherwise utilize any cable television system operated or to be operated by the Borrower or any Restricted Subsidiary granted by any state, county, city, town, village or other local government authority but shall not include any such franchise, license, authorization or right which is incidentally required for the purpose of installing, constructing or extending a cable television system.

    "GAAP" means generally accepted accounting principles set forth in the
     ----
opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

    "Governmental Authority" means any nation or government, any state or other
     ----------------------
political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

    "Gross Operating Revenues" means the "Gross Operating Revenues" of the
     ------------------------
Operating Subsidiary as defined in the Management Agreement.

    "Guarantees" means the Parent Guarantee and each Subsidiary Guarantee.
     ----------

    The term "guarantee" means (without duplication) any guarantee or other
              ---------
contingent liability (other than any endorsement for collection or deposit in the ordinary course of business), direct or indirect, with respect to any obligations of another Person, through an agreement or otherwise, including, without limitation, (i) any other endorsement or discount with recourse or undertaking substantially equivalent to or having economic effect similar to a guarantee in respect of any such obligations and (ii) any agreement (A) to purchase, or to advance or supply funds for the payment or purchase of, any such obligations, (B) to purchase, sell or lease property, products, materials or supplies, or transportation or services, in respect of enabling such other Person to pay any such obligation or to assure the owner thereof against loss regardless of the delivery or nondelivery of the property, products, materials or supplies or transportation or services or (C) to make any loan, advance or capital contribution to or other investment in, or to otherwise provide funds to or for, such other Person in respect of enabling such Person to satisfy any obligation (including any liability for a dividend, stock liquidation payment or expense) or to assure a minimum equity, working capital or other balance sheet condition in respect of any such obligation. The amount of any guarantee shall be equal to the outstanding amount of the obligations directly or indirectly guaranteed.

    The term "guarantee" shall not include any security bond obligations,
              ---------
guarantees, or, to the extent of $1,000,000 in the aggregate, letters of credit as security for the performance of the Borrower or any of its Subsidiaries, undertaken or incurred in the ordinary course of its business (other than in connection with the borrowing of money or obtaining of credit) as presently conducted for or on behalf of the Borrower or any of its Subsidiaries.

    "Guarantors" means the Parent and the Restricted Subsidiaries.
     ----------

    "Hazardous Substance" means any substance, in any concentration or mixture,
     -------------------
that is (i) listed, classified or regulated pursuant to any Environmental Law,
(ii) petroleum product or by-product, asbestos containing material, polychlorinated biphenyls, radioactive material or radon or (iii) any waste or other substance regulated by any Governmental Authority or any Environmental Law.

    "Hypothecation Agreements" means the Security and Hypothecation Agreements
     ------------------------
by each of the Parent, Insight Kentucky Capital, the Borrower and each Restricted Subsidiary, substantially in the form of Exhibit F, in each case as they may be amended or supplemented from time to time.

    "ICP-VI" means Insight Capital Partners, L.P., a Delaware limited
     ------
partnership (f/k/a InterMedia Capital Partners VI, L.P.).

    "ICP-VI Dissolution" means the dissolution and termination of ICP-VI after
     ------------------
the consummation of the Insight Roll-Up and the issuance of the Insight High Yield Debt.

    "Insight High Yield Debt" means the debt issued by Insight Midwest pursuant
     -----------------------
to the Insight Indenture to refinance the debt outstanding under the Parent Credit Documents, which debt shall (a) be in a maximum amount not to exceed $200,000,000 (b) have a maturity date no earlier than June 30, 2008, and (c) be issued on terms and conditions reasonably satisfactory to the Administrative Agent and the Majority Lenders.

    "Insight Indenture" means that certain Indenture dated as of October 1, 1999
     -----------------
between Insight Midwest, Insight Capital, Inc. and the Harris Trust Company of New York, as trustee pursuant to which the Insight High Yield Debt is issued.

    "Insight Indenture Event of Default" means each "Event of Default", as such
     ----------------------------------
term is defined in the Insight Indenture.

    "Insight Midwest" means Insight Midwest, L.P., a Delaware limited
     ---------------
partnership.

    "Insight Kentucky Capital" means Insight Kentucky Capital, LLC, a Delaware
     ------------------------
limited liability company.

    "Insight Purchase" means the consummation of the purchase by the Manager
     ----------------
pursuant to the Insight Purchase Agreement.

    "Insight Purchase Agreement" means that certain Purchase Agreement dated as
     --------------------------
of April 18, 1999 among InterMedia Capital Management VI, LLC, InterMedia Management, Inc., Robert J. Lewis, TCI ICM VI, Inc., InterMedia Capital Management VI, L.P.,

Blackstone KC Capital Partners, L.P., Blackstone KC Offshore Capital Partners, L.P., Blackstone Family Investment Partnership III L.P., Leo J. Hindery, Jr., as Sellers, TCI LLC, and Manager as Buyer, as amended.

    "Insight Roll-Up" means the consolidation and reorganization of the
     ---------------
ownership structure of Insight Communications Company, Inc. occurring immediately after the consummation of the Insight Purchase pursuant to the Insight Roll-Up Agreement pursuant to which the ownership interests of ICP-VI held by the Manager and TCI LLC and TCI ICM VI, Inc. will be contributed to Insight Midwest (except that if Insight High Yield Debt is not issued on the Closing Date, .001% of the aggregate ownership interests of ICP-VI will be contributed to Insight Kentucky Capital).

    "Insight Roll-Up Agreement" means that certain Contribution and Formation
     -------------------------
Agreement dated April 18, 1999 between TCI of Indiana Holdings, LLC and the Manager, as such may be amended.

    "Intercompany Loan" means any loan made by (i) the Ultimate Parent to
     -----------------
Parent, (ii) the Borrower to a Restricted Subsidiary or the Parent, or (iii) any Restricted Subsidiary or the Parent to the Borrower, the Parent or any other Restricted Subsidiary, in each case for general partnership purposes and which are subordinated to the Loans and evidenced by an Intercompany Note excluding, in each case loans made pursuant to the KeepWell Agreement and the New KeepWell Agreement.

    "Intercompany Note" means any note evidencing obligations in respect of
     -----------------
Intercompany Loans in a form and containing terms and conditions reasonably satisfactory to the Arranging Agents, including, without limitation, a letter from the maker thereof in form and substance reasonably satisfactory to the Arranging Agents.

    "Intercreditor Agreement" means that Intercreditor Agreement dated as of
     -----------------------
April 30, 1998 among the Administrative Agent, the Parent Administrative Agent, the Lenders, the lenders under the Parent Term Loan A Agreement and the Borrower as such may be amended and which agreement shall be terminated upon the issuance of the Insight High Yield Debt.

    "Interest Coverage Ratio" means the ratio of (i) Annualized Cash Flow of the
     -----------------------
Borrower and the Restricted Subsidiaries to (ii) Annualized Interest Expense of the Borrower, the Restricted Subsidiaries and the Parent.

    "Interest Expense" means as to any Person and for any period, without
     ----------------
duplication, the aggregate amount of all cash payments (a) of interest on indebtedness for Borrowed Money of such Person (including payments representing the interest portion of Capital Lease Obligations as determined in accordance with GAAP) which were actually made during such period; (b) of amounts (which may be negative) scheduled to be made (net of scheduled payments from counterparties) by such Person in respect of all Interest Rate Agreements for such period; and (c) distributions made pursuant to Section 7.02(g)(iii)(B) hereof to make payments in respect of the Insight High Yield Debt; provided that Interest Expense shall not include any payments in kind and
      -------------
interest on amounts held in escrow.

    "Interest Period" means each one-, two-, three-, six- or, subject to
     ---------------
availability by each Lender, twelve-month period, in the case of Eurodollar Loans; such period being selected by the Borrower pursuant to Section 3.02(a) or 3.02(b) hereof and commencing on the date the relevant Eurodollar Loan is made or the last day of the current Interest Period, as the case may be.

    "Interest Rate Agreement" means any interest rate swap agreement, interest
     -----------------------
rate cap agreement or similar arrangement used by a Person to fix or cap a floating rate of interest on indebtedness for Borrowed Money.

    "IP-Kentucky" means InterMedia Partners of Kentucky, L.P., a Delaware
     -----------
limited partnership.

    "IPG-VI" means InterMedia Partners Group VI, L.P., a Delaware limited
     ------
partnership.

    "KeepWell Agreement" means that certain KeepWell Agreement in favor of the
     ------------------
Lenders originally dated as of April 30, 1998 among the TCI Subsidiaries, TCI LLC, TCI CVC, the Administrative Agent and the Administrative Agent under the Parent Term Loan A Agreement as amended and restated in its entirety as of October 1, 1999, (and adding TCI of Indiana Holdings, LLC as a party thereto), which agreement shall be terminated upon the issuance of the Insight High Yield Debt.

    "KeepWell Subordination Agreement" means that certain Subordination
     -------------------------------
Agreement originally dated as of April 30, 1998 among the TCI Subsidiaries, TCI LLC, TCI CVC, the Borrower, the Parent, the Administrative Agent and the Administrative Agent under the Parent Term Loan A Agreement, as amended and restated in its entirety on October 1, 1999, (and adding TCI of Indiana Holdings, LLC as a party thereto), which agreement shall be terminated upon the issuance of the Insight High Yield Debt.

    "LIBOR" means with respect to any Interest Period the rate per annum
     -----
determined pursuant to the following formula:

     LIBOR =         Eurodollar Base Rate
               ---------------------------------
               1 - Eurodollar Reserve Percentage;

LIBOR shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

    "Lien" means any lien, mortgage, pledge, security interest, charge or
     ----
encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

    "Loans" means, collectively, the Revolving Credit Loans, the Term Loans and
     -----
the Swing Line Loans outstanding hereunder from time to time.

    "Majority Lenders" means at any date Lenders having at least 51% of the sum
     ----------------
of outstanding Term Loans plus the Total Revolving Credit Commitment or, if the Total Revolving Credit Commitment has been terminated, holding Notes evidencing at least 51% of the aggregate unpaid principal amount of the Loans.

    "Management Agreement" means that certain Management Agreement dated as of
     -------------------
October 1, 1999 between the Operating Subsidiary and the Manager.

    "Management Fee" means the management fees to be paid to the Manager by the
     --------------
Operating Subsidiary pursuant to the Management Agreement in an aggregate amount not to exceed three percent (3%) of Gross Operating Revenue per fiscal year.

    "Manager" means Insight Communications Company, L.P., a Delaware limited
     -------
partnership.

    "Material Adverse Effect" means (i) any material adverse effect on the
     -----------------------
business, properties, conditions (financial or otherwise), or present operations, of the Borrower and the Guarantors, taken as a whole, since the Closing Date, (ii) any event or circumstance which is reasonably probable to occur and which is reasonably probable to have a material adverse effect on the prospective business, properties, conditions (financial or otherwise) or operations of the Borrower and the Guarantors, taken as a whole, since the Closing Date, (iii) any material adverse effect on the ability of the Borrower and the Guarantors, taken as a whole, to perform the material obligations hereunder and under the other Credit Documents, (iv) any material adverse effect on the legality, validity, binding effect or enforceability of any material provision of this Agreement or any other material Credit Document, or (v) any material adverse effect on the perfection or priority of the Lenders' Liens upon the collateral described in the Hypothecation Agreements.

    "Multiemployer Plan" means a multiemployer plan as defined in Section
     ------------------
4001(a)(3) of ERISA to which any member of the ERISA Group is making or accruing an obligation to make contributions or has within the preceding five plan years made or accrued contributions.

    "New KeepWell Agreement" means that certain KeepWell Agreement by the TCI
     ----------------------
Subsidiaries, TCI LLC and TCI of Indiana Holdings, LLC in favor of Insight Midwest, ICP-

VI, the Parent and the Borrower dated as of October 1, 1999 which agreement will become effective upon or before the termination of the KeepWell Agreement.

    "Notes" means, collectively, the Revolving Credit Notes, the Term Notes and
     -----
the Swing Line Note.

    "Operating Subsidiary" means Insight Kentucky Partners II, L.P., a Delaware
     --------------------
limited partnership (f/k/a IP-Kentucky).

    "Other Fees" has the meaning ascribed to such term in Section 2.05.
     ----------

    "Parent" means Insight Communications of Kentucky, L.P., a Delaware limited
     ------
partnership (f/k/a IPG-VI).

    "Parent Administrative Agent" means Toronto-Dominion (Texas), Inc. or any
     ---------------------------
successor acting as administrative agent under the Parent Loan Agreements.

    "Parent Credit Document" means each "Credit Document", as such term is
     ----------------------
defined in each Parent Loan Agreement.

    "Parent Guarantee" means the subordinated guarantee by the Parent of the
     ----------------
obligations of the Borrower under this Agreement substantially in the form of Exhibit G-1.

    "Parent Loan Agreements" means each of the Parent Term Loan A Agreement and
     ----------------------
the Parent Term Loan B Agreement.

    "Parent Partnership Agreement" means the Amended and Restated Agreement of
     ----------------------------
Limited Partnership of the Parent dated as of October 1, 1999.

    "Parent Term Loan A Agreement" means, in the event that the Insight High
     ----------------------------
Yield Debt is not issued, the Amended and Restated Parent Term Loan A Agreement dated as of October 1, 1999 and among Parent, Toronto Dominion (Texas), Inc., as Administrative Agent, Bank of America, N.A., as Documentation Agent, and the financial institutions party thereto.

    "Parent Term Loan A Event of Default" means each "Event of Default", as such
     -----------------------------------
term is defined in the Parent Term Loan A Agreement.

    "Parent Term Loan B Agreement" means the Parent Term Loan B Agreement dated
     ----------------------------
as of April 30, 1998 and among Parent, Toronto Dominion (Texas), Inc., as Administrative Agent, The Bank of New York Company, Inc., as Documentation Agent, and the financial institutions party thereto, as amended by that certain First Amendment to Term Loan B Agreement dated as of March 23, 1999, as amended by that certain Second Amendment to

Term Loan B Agreement dated as of May 14, 1999, and, in the event that the Insight High Yield Debt is not issued, as further amended by that certain Third Amendment to Term Loan B Agreement dated as of October 1, 1999.

    "Parent Term Loan B Event of Default" means each "Event of Default", as such
     -----------------------------------
term is defined in the Parent Term Loan B Agreement.

    "Parent Term Loan A" means the loan issued and described as "Loans" pursuant
     ------------------
to the Parent Term Loan A Agreement.

    "Parent Term Loan B" means the loan issued and described as "Loans" pursuant
     ------------------
to the Parent Term Loan B Agreement.

    "Participant" has the meaning ascribed to such term in Section 11.08(b).
     -----------

    "Partnership Agreements" means the Borrower Partnership Agreement, the
     ----------------------
Parent Partnership Agreement and the partnership agreement or other governing documents of each Restricted Subsidiary.

    "Partner Subordinated Loans" means any loans (a) made to the Borrower or any
     --------------------------
Restricted Subsidiary directly or indirectly from proceeds of loans made by any partner of the Ultimate Parent and (b) subordinate in right of payment to all obligations of the Borrower under this Agreement on terms reasonably satisfactory to the Arranging Agents.

    "PBGC" means the Pension Benefit Guaranty Corporation or any successor
     ----
thereto.

    "Pension Plan" means a Plan that (i) is an employee pension benefit plan, as
     ------------
defined in Section 3(3) of ERISA (other than a Multiemployer Plan) and (ii) is subject to the provisions of Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

    "Permitted Acquisitions" means acquisitions of cable systems and any assets
     ----------------------
to be used in the operation of, and the equity interests of any Person which owns, cable systems in Georgia, Indiana, Kentucky, North Carolina, South Carolina and Tennessee.

    "Permitted Encumbrances" means (i) Liens in favor of the Administrative
     ----------------------
Agent or any Lender to secure the Secured Obligations (as defined in the Hypothecation Agreements), (ii) Liens for taxes not delinquent or being contested in good faith and by appropriate proceedings and for which adequate reserves are being maintained, (iii) Liens (other than Liens imposed with respect to any Plan) incurred or deposits or pledges to secure obligations under workmen's compensation, social security or similar laws, or under unemployment insurance, (iv) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), Franchises, pole rentals, leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business, (v) mechanics', workmen's, materialmen's or other like Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith, (vi) minor imperfections of title on real estate, provided such imperfections do not render title unmarketable, (vii) Liens incurred in the ordinary course of business which, individually or in the aggregate, do not exceed ten million dollars ($10,000,000), (viii) Liens arising in the ordinary course of business in favor of landlords of real property leases to the extent of assets of the Borrower or a Restricted Subsidiary actually located on the premises, (ix) the Liens specified on Schedule 1, and (x) restrictions and prohibitions included in, or
             ----------
applicable to, Franchises, Pole Attachment Agreements, leases and licenses issued by Governmental Authorities, including FCC Licenses.

    "Person" means any individual, sole proprietorship, partnership, limited
     ------
liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

    "Plan" means an employee benefit plan as defined in Section 3(3) of ERISA
     ----
(other than a Multiemployer Plan) which is maintained or contributed to by the Borrower or any member of the ERISA Group.

    "Pole Attachment Agreements" means, collectively, all agreements, contracts
     --------------------------
or licenses relating to the licensing or other grant of rights for use of municipal or utility company, telephone or other poles, conduits or trenches for the purpose of supporting or housing cables comprising an element of any System.

    "Principal Office" means, with respect to the Administrative Agent, its
     ----------------
principal office located at 909 Fannin Street, Suite 900, Houston, Texas 77010.

    "Prior Loan Agreement" means the Revolving Credit and Term Loan Agreement
     --------------------
dated as of April 30, 1998 among InterMedia Partners VI, L.P., the financial institutions party thereto and Toronto Dominion (Texas), Inc. as Administrative Agent as amended by that certain First Amendment dated as of March 23, 1999.

    "Pro Forma Debt Service" means, as of any date, the sum of (calculated
     ----------------------
without duplication): (a) the Pro Forma Interest Expense for the Borrower, (b) the Pro Forma Interest Expense for the Parent, excluding, however, Pro Forma Interest Expense on the Parent Term Loan B, (c) repayments that result from any reduction of the Total Revolving Credit Commitment pursuant to Section 2.07 hereof for the next succeeding four fiscal quarters, (d) scheduled Term Loan payments required to be made pursuant to Section 2.08 for the next succeeding four fiscal quarters, (e) scheduled payments on the Parent Term Loan A for the next succeeding four fiscal quarters and (f) after the issuance of the Insight High Yield Debt,

Pro Forma Interest Expense in respect of the Insight High Yield Debt. On and after January 1, 2006, the amount of the Term Loan payments calculated pursuant to clause (d) above shall be reduced by the amount of cash and other immediately available funds in excess of one million dollars ($1,000,000) held by the Borrower and its Restricted Subsidiaries on the first day of the fiscal quarter for which Annualized Cash Flow shall be determined in respect of calculating compliance with the covenant in Section 7.02(n).

    "Pro Forma Interest Expense" means, in respect of a Person as of any date,
     --------------------------
the sum (calculated without duplication) of (a) the aggregate amount of all payments of interest (other than payments in kind) on indebtedness for Borrowed Money of such Person (including payments representing the interest portion of Capital Lease Obligations of such Person as determined in accordance with GAAP) scheduled to be made for the next succeeding four fiscal quarters, (b) the amount (which may be negative) of all payments scheduled to be made (net of scheduled payments from counterparties) by such Person in respect of all Interest Rate Agreements for such next succeeding four fiscal quarters, and (c) in respect of the Insight High Yield Debt, the amount of all payments projected to be distributed by the Borrower pursuant to Section 7.02(g)(iii)(B) for such succeeding next four (4) fiscal quarters as projected by the Borrower in good faith. For purposes of this definition, the interest rates in effect on such date with respect to any indebtedness for Borrowed Money or Interest Rate Agreements will, subject to contractual, non-contingent changes in the interest rate, be assumed to be in effect for such indebtedness for Borrowed Money or Interest Rate Agreement as long as it is outstanding and the principal amount of such indebtedness for Borrowed Money outstanding as of such date (after giving effect to any contemporaneous borrowings or repayments) will, subject to contractual, non-contingent obligations to make mandatory payments or prepayments of principal, be deemed to be outstanding during such four fiscal quarter period.

    "Quarterly Date" means the last day of each March, June, September and
     --------------
December, provided that, if any such date is not a Business Day, the relevant Quarterly Date shall be the next succeeding Business Day.

    "Related Documents" means, collectively, (a) the Intercompany Notes, (b) the
     -----------------
Partnership Agreements, (c) the Management Agreement, (d) the Insight Purchase Agreement, (e) the Insight Rollup Agreement and (f) prior to the issuance of the Insight High Yield Debt, the Parent Credit Documents and thereafter, the Insight Indenture.

    "Responsible Person" means Michael S. Willner, Kim D. Kelly, Steven E. Sklar
     ------------------
and Daniel Mannino, so long as each is acting as an officer of Manager or Insight Communications Company, Inc. or any other individual acceptable to the Administrative Agent who is designated by the general partner of the Borrower.

    "Restricted Payments" means (i) the declaration or payment of any dividends
     -------------------
or distributions on any partnership or other ownership interest in the Borrower or any Restricted

Subsidiary, (ii) the application of any property or the assets of the Borrower or any Restricted Subsidiary to the purchase or acquisition, redemption or other retirement of, or the setting apart of any sum for the payment of any distributions on, or for the purchase, redemption or other retirement of, or the making of any other distribution by reduction of partnership or other ownership interests or otherwise in respect of any partnership or other ownership interest in the Borrower or any Restricted Subsidiary, (iii) the application of any property or assets of the Borrower or any Restricted Subsidiary to the prepayment of principal, and premium, if any, purchase or other acquisition, redemption or other retirement of indebtedness for Borrowed Money of the Borrower or any Restricted Subsidiary that is subordinate or junior in right of payment to the Loans or Intercompany Loans or the setting aside of any sum therefor, (iv) any payment or other advance to any Affiliate of the Borrower and
(v) the payment of any administration fee or management fee to any Person.

    "Restricted Subsidiary" means (a) Operating Subsidiary, (b) any other
     ---------------------
Subsidiary designated as a Restricted Subsidiary by the Borrower which is acquired or created in connection with a Permitted Acquisition and (c) any other Subsidiary that the Borrower elects to designate as a Restricted Subsidiary; provided that at the time of the Borrower's designation, such Subsidiary: (i) either (x) is directly or indirectly at least 99.999% owned by the Borrower or a Restricted Subsidiary or (y) meets the requirements of clauses (ii) to (iv) below and the Borrower is entitled to receive 100% of such Subsidiary's cash flow and all of the equity interests of such Subsidiary are pledged to the Administrative Agent, all on terms reasonably satisfactory to the Administrative Agent and at least 80% of the fully diluted equity of such Subsidiary is directly or indirectly owned by the Borrower and/or a Restricted Subsidiary,
(ii) has been designated in writing by the Borrower to the Administrative Agent as a Restricted Subsidiary, (iii) has entered into a Subsidiary Guarantee, and, in the event such Subsidiary has any subsidiaries, such subsidiary has entered into a Hypothecation Agreement with respect to such types of collateral as are hypothecated by the Borrower and its Restricted Subsidiaries pursuant to the Hypothecation Agreements, and (iv) shall agree in writing that it shall be treated as a Restricted Subsidiary for purposes of this Agreement.

    "Revolving Credit Lender" means each Lender with a Revolving Credit
     -----------------------
Commitment.

    "Revolving Credit Borrowing" means a Borrowing consisting of Revolving
     --------------------------
Credit Loans.

    "Revolving Credit Commitment" means the several obligations of the Lenders
     ---------------------------
to advance an aggregate amount of up to $325,000,000 at any one time outstanding, not to exceed the Available Revolving Credit Commitment, in accordance with each Lender's Revolving Credit Commitment set forth opposite such Lender's name under the heading "Revolving Credit Commitment" on Schedule 2
                                                                      ----------
hereto (or any supplement thereto).

    "Revolving Credit Commitment Fee" has the meaning ascribed to such term in
     -------------------------------
Section 2.04.

    "Revolving Credit Loans" has the meaning ascribed to such term in Section
     ----------------------
2.01.

    "Revolving Credit Notes" has the meaning ascribed to such term in Section
     ----------------------
2.03.

    "Revolving Credit Termination Date" has the meaning ascribed to such term in
     ---------------------------------
Section 2.01.

    "Senior Debt" means, on any date, the principal amount of Consolidated
     -----------
indebtedness and guarantees of the Borrower and the Restricted Subsidiaries, in each case for Borrowed Money outstanding on such date.

    "Senior Leverage Ratio" means at any date the ratio of (i) Senior Debt at
     ---------------------
such time, to (ii) Annualized Cash Flow as of the end of the most recently completed fiscal quarter, each as of the determination date.

    "SSI" has the meaning ascribed to such term in Section 7.02(g)(v).
     ---

    "Subsidiary" means any Person in which the Borrower owns a direct or
     ----------
indirect equity interest.

    "Subsidiary Guarantee" means each guarantee by each Restricted Subsidiary of
     --------------------
the obligations of the Borrower hereunder substantially in the form of Exhibit
G.

    "Supermajority Lenders" means at any date Lenders having at least 75% of the
     ---------------------
sum of outstanding Term Loans plus the Total Revolving Credit Commitment or, if the Total Revolving Credit Commitment has been terminated, holding Notes evidencing at least 75% of the aggregate unpaid principal amount of the Loans.

    "Swing Line Advance" or "Swing Line Advances" means amounts advanced by the
     ------------------      -------------------
Swing Line Lender to the Borrower pursuant to Section 2.09 hereof on the occasion of any Borrowing. Swing Line Advances may be in any amount agreed to by the Borrower and the Swing Line Lender, provided that such amount is a whole dollar amount and that such amount does not exceed the Available Swing Line Commitment.

    "Swing Line Borrowing Notice" means any certificate signed by the Borrower
     ---------------------------
requesting a Swing Line Advance hereunder which will increase the aggregate amount of the Swing Line Loans outstanding, which certificate shall be denominated a "Swing Line Borrowing Notice," and shall be in substantially the form of Exhibit A-2 attached hereto and shall, among other things, (a) specify
        -----------
the date of the Swing Line Advance, which shall be a Business Day, (b) specify the amount of the Swing Line Advance and certify that the use of the proceeds thereof will be in compliance with the terms of this Agreement, (c) state that there shall not exist, on the date of the requested Swing Line Advance and after giving effect thereto, a Default or an Event of Default, (d) state that all conditions precedent to the making of the Swing Line Advance have been satisfied and (e) certify that the aggregate amount of the Swing Line Loans and the Revolving Credit Loans, together with the amount of the Swing Line Advance, does not exceed the lesser of (i) the Available Revolving Credit Commitment and (ii) the Available Swing Line Commitment.

    "Swing Line Commitment" means the agreement of the Swing Line Lender to
     ---------------------
advance funds in the aggregate sum of up to $5,000,000.00 to the Borrower pursuant to the terms hereof.

    "Swing Line Lender" means Mellon Bank, N.A., a national banking association
     -----------------
or any other Lender agreed to by the Borrower and the Administrative Agent.

    "Swing Line Loans" means the aggregate principal amount of all Swing Line
     ----------------
Advances.

    "Swing Line Note" means that certain promissory note in the principal amount
     ---------------
of $5,000,000.00 issued by the Borrower to the Swing Line Lender, substantially in the form of Exhibit B-2 attached hereto, any other swing line note issued pursuant to this Agreement in respect of the Swing Line Commitment, and any extensions, renewals or amendments to any of the foregoing.

    "Swing Line Rate" means the per annum interest rate identified by the Swing
     ---------------
Line Lender as its standard swing line rate offered by the Swing Line Lender for swing lines; provided, however, that if such identified rate is based on LIBOR, then the applicable margin to be added to such identified rate shall be equal to the Applicable Margin.

    "Syndication Agents" means BNY Capital Markets, Inc. and Bank of America,
     ------------------
N.A.

    "System" means each cable television system owned by the Borrower or a
     ------
Restricted Subsidiary.

    "Taxes" has the meaning ascribed to such term in Section 4.04(a).
     -----

    "TCI" means Tele-Communications, Inc.
     ---

    "TCI CVC" means CVC KeepWell LLC, a Delaware limited liability company.
     -------

    "TCI LLC" means TCI IP-VI, LLC, a Delaware limited liability company.
     -------

    "TCI Subsidiaries" means TCI TKR of Jefferson County, Inc., a Delaware
     ----------------
corporation, TCI Cablevision of Kentucky, Inc., a Kentucky corporation, TCI of North Central Kentucky, Inc., a Kentucky corporation, TCI of Lexington, Inc., a Kentucky corporation, and TCI of Radcliff, Inc,, a Kentucky corporation and/or their respective successors and assigns.

    "Term Loan A" has the meaning ascribed to such term in Section 2.01.
     -----------

    "Term Loan A Amount" has the meaning ascribed to such term in Section 2.01.
     ------------------

    "Term Loan A Lender" means each Lender which has a Term Loan Amount on which
     ------------------
it has made a Term Loan A.

    "Term Loan A Notes" has the meaning ascribed to such term in Section 2.03.
     -----------------

    "Term Loan Amount" means the sum of the Term Loan A Amount and the Term Loan
     ----------------
B Amount.

    "Term Loan B" has the meaning ascribed to such term in Section 2.01.
     -----------

    "Term Loan B Amount" has the meaning ascribed to such term in Section 2.01.
     ------------------

    "Term Loan B Lender" means each Lender which has a Term Loan B Amount on
     ------------------
which it has made a Term Loan B.

    "Term Loan B Notes" has the meaning ascribed to such term in Section 2.03.
     -----------------

    "Term Loan Lenders" means the Term Loan A Lenders and Term Loan B Lenders.
     -----------------

    "Term Loans" means Term Loan A and Term Loan B.
     ----------

    "Term Notes" means Term Loan A Notes and Term Loan B Notes.
     ----------

    "Total Term Loan A Amount" has the meaning ascribed to such term in Section
     ------------------------
2.01.

    "Total Term Loan B Amount" has the meaning ascribed to such term in Section
     ------------------------
2.01.

    "Total Revolving Credit Commitment" means the aggregate sum of each Lender's
     ---------------------------------
Revolving Credit Commitment, as the same may be reduced from time to time pursuant to Sections 2.06 and 2.07 hereof.

    "Total Term Loan Amount" means the sum of the Total Term Loan A Amount and
     ----------------------
the Total Term Loan B Amount.

    "Ultimate Parent" means, prior to the ICP-VI Dissolution, ICP-VI, and
     ---------------
thereafter, Insight Midwest.

    "Unrestricted Subsidiary" means any Subsidiary which is acquired or created
     -----------------------
which is not a Restricted Subsidiary.

    "Unused Amounts" means (i) the aggregate amount of capital expenditures
     --------------
which the Borrower and the Restricted Subsidiaries were permitted to make during the two prior fiscal years pursuant to Section 7.02(k) (including Unused Amounts) minus (ii) the aggregate amount of capital expenditures which the Borrower and the Restricted Subsidiaries made during the two prior fiscal years.


                                   ARTICLE II.

                       THE REVOLVING CREDIT AND TERM LOANS

    Section 2.01. The Revolving Credit, Term Loans and Swing Line Loans. (a)
                  -----------------------------------------------------
Subject to the terms and conditions of this Agreement, (i) each of the Lenders, severally and not jointly with the other Lenders, agrees to make, subject to the Available Revolving Credit Commitment, revolving credit loans (each a "Revolving Credit Loan") to the Borrower from time to time before October 31, 2006 (the "Revolving Credit Termination Date") in an aggregate principal amount at any one time outstanding not to exceed such Lender's Revolving Credit Commitment, and
(ii) the Swing Line Lender agrees, subject to the terms and conditions of this Agreement and such other terms and conditions as may be agreed to by the Borrower and the Swing Line Lender from time to time, to lend and relend to the Borrower, prior to the Revolving Credit Termination Date, Swing Line Advances which in the aggregate at any one time outstanding do not exceed the Available Swing Line Commitment. Each Swing Line Advance shall be made and administered in accordance with the procedures and terms set forth in Section 2.09 hereof. The Borrower hereby acknowledges that all obligations with respect to "Revolving Credit Loans" outstanding on the Closing Date under the "Revolving Credit Commitment" (as such terms are defined in the Prior Loan Agreement) shall be deemed to have been made to the Borrower as Revolving Credit Loans under the Revolving Credit Commitment hereunder and shall constitute a portion of the obligations of the Borrower hereunder; and that all obligations with respect to "Swing Line Loans" outstanding on the Closing Date under the "Swing Line Commitment" (as such terms are defined in the Prior Loan Agreement) shall be deemed to have been made to the Borrower as Swing Line Loans under the Swing Line Commitment hereunder and shall constitute a portion of the obligations of the Borrower hereunder.

    (b) Subject to the terms and conditions of the Prior Loan Agreement, each of the Lenders (as defined in the Prior Loan Agreement), severally and not jointly with the other

Lenders (as defined in the Prior Loan Agreement), agreed to make (i) a Term Loan A in a single Borrowing on the date of the initial Revolving Credit Loan in the amount of its respective Term Loan A Amount under the Prior Loan Agreement (as all terms in this subsection (i) are defined in the Prior Loan Agreement) and
(ii) a Term Loan B (with the Term Loan A, the "Terms Loans") in a single Borrowing on the date of the initial Revolving Credit Loan in the amount of its respective Term Loan B Amount under the Prior Loan Agreement (as all such terms in this subsection (ii) are defined in the Prior Loan Agreement). The Borrower hereby acknowledges that all obligations with respect to the "Term Loans" (as such term is defined in the Prior Loan Agreement) outstanding on the Closing Date shall be deemed to have been made to the Borrower as Term Loans hereunder and shall constitute a portion of the obligations of the Borrower hereunder.

    Section 2.02. Procedure for Borrowings. (a) Except for each Swing Line
                  ------------------------
Advance, which shall be made pursuant to and in accordance with Section 2.09 hereof, the Borrower may borrow pursuant to this Article II by giving the Administrative Agent, (i) in the case of Base Rate Loans, written notice prior to 11:00 A.M., New York City time, on the day and (ii) in the case of Eurodollar Loans, not less than three (3) Business Days' written notice, of its request for such Loans, which, in the case of either (i) or (ii) above, shall be in the aggregate amount of $1,000,000 (and in increments of $500,000 in excess thereof), such notice to be substantially in the form of Exhibit A-1 attached
                                                         -----------
hereto in the case of Revolving Credit Loans and substantially in the form of Exhibit C attached hereto in the case of Term Loans. Such notice shall specify
---------
(i) the date of the proposed borrowing (the "Borrowing Date"), (ii) the amount of such Borrowing, (iii) whether the Loans are to bear interest as Base Rate Loans or Eurodollar Loans, (iv) if the Loans are to bear interest as Eurodollar Loans, the term of the initial Interest Period therefor, and (v) the Applicable Margin initially in effect for such Loans and the Applicable Margin in effect for all other outstanding Loans hereunder (in each case after giving effect to such Revolving Credit Borrowings and any other contemporaneous borrowings and repayments of indebtedness for Borrowed Money of the Borrower).

    (b) Upon receipt of any such notice from the Borrower, the Administrative Agent shall forthwith give notice to each Revolving Credit Lender, Term Loan A Lender or Term Loan B Lender, as the case may be, of the substance thereof. Not later than 2:00 P.M., New York City time on the Borrowing Date specified in such notice, each Revolving Credit Lender, Term Loan A Lender or Term Loan B Lender, as the case may be, shall make available to the Administrative Agent in immediately available funds at the Principal Office of the Administrative Agent, such Revolving Credit Lender's, Term Loan A Lender's or Term Loan B Lender's, as the case may be, pro rata share of the requested Loans.

    (c) Upon receipt by the Administrative Agent of all such funds and upon satisfaction of each of the conditions set forth in Section 6.02 hereof, the Administrative Agent shall disburse to the Borrower (or to such third parties as the Borrower may direct in writing) the Loans requested in such notice; provided, however, that in the event that all
-----------------
funds necessary to make the requested Loans are not received by the Administrative Agent prior to the time requested in the Borrower's notice, the Administrative Agent shall disburse to the Borrower (or to such third parties as the Borrower may direct in writing) the Loans in an amount equal to the amount of such funds as have been actually received by the Administrative Agent and are available for disbursement and shall promptly disburse amounts thereafter received to the Borrower. The Administrative Agent may, but shall not be required to, advance on behalf of any Revolving Credit Lender, Term Loan A Lender or Term Loan B Lender, as the case may be, such Lender's pro rata share of the Loans requested to be made on a Borrowing Date unless such Revolving Credit Lender, Term Loan A Lender or Term Loan B Lender shall have notified the Administrative Agent prior to the Borrowing Date that it does not intend to make available its pro rata share of the Loans on such date. If the Administrative Agent makes such advance, the Administrative Agent shall be entitled to recover such amount on demand from the Lender on whose behalf such advance was made, and if such Lender does not pay the Administrative Agent the amount of such advance on demand, the Borrower shall pay such amount to the Administrative Agent on demand. Until such amount is repaid to the Administrative Agent by such Revolving Credit Lender, Term Loan A Lender or Term Loan B Lender or the Borrower, as the case may be, such advance shall be deemed for all purposes to be a Loan made by the Administrative Agent. The Administrative Agent shall be entitled to recover from the Revolving Credit Lender, Term Loan A Lender, Term Loan B Lender, or the Borrower, as the case may be, interest on the amount advanced by it for each day such amount is made available at a rate per annum equal to the applicable rate on the Loans made on the Borrowing Date.

    (d) In lieu of delivering the written notice described above, the Borrower may give the Administrative Agent telephonic notice of any request for borrowing by the time required under this Section 2.02; provided that such telephonic
                                              --------
notice shall be confirmed in writing by delivery (which may include telecopy transmission) of a written notice to the Administrative Agent by the close of business on the date of such telephonic notice; provided, that the Borrower's
                                                --------
failure to confirm any telephonic notice in writing shall not invalidate any notice so given if acted upon by the Administrative Agent.

    Section 2.03. Revolving Credit Notes and Term Notes. The Borrower's
                  -------------------------------------
obligation to repay the Revolving Credit Loans shall be evidenced by promissory notes of the Borrower, substantially in the form of Exhibit B-1 (each, a
                                                    -----------
"Revolving Credit Note"), the Borrower's obligation to repay Term Loan A shall be evidenced by promissory notes of the Borrower, substantially in the form of Exhibit D-1 attached hereto (each, a "Term Loan A Note") and the Borrower's
-----------
obligation to repay Term Loan B shall be evidenced by promissory notes of the Borrower, substantially in the form of Exhibit D-2 attached hereto (each a "Term
                                       -----------
Loan B Note"), one such Note payable to the order of each Revolving Credit Lender, Term Loan A Lender or Term Loan B Lender, as the case may be. The Revolving Credit Note of each Revolving Credit Lender shall be in the principal amount of such Revolving Credit Lender's Revolving Credit Commitment, dated the Closing Date, and be stated to mature on the Revolving Credit Termination Date and bear interest from the date thereof until maturity on the principal balance (from time to time outstanding thereunder) payable at the rates and in the manner provided herein. The Term Loan A Note of each Term Loan A Lender shall be in the principal amount of such Term Loan A Lender's Term Loan A Amount, dated the date on which the Term Loan A is made and be stated to mature in installments as set forth in Section 2.08 hereof and bear interest from the date thereof until maturity on the principal amount of the Term Loan A outstanding thereunder payable at the rates and in the manner determined pursuant to Section 3.03 hereof. The Term Loan B Note of each Term Loan B Lender shall be in the principal amount of such Term Loan B Lender's Term Loan B Amount, dated the date on which the Term Loan B is made and be stated to mature in installments as set forth in Section 2.08 hereof and bear interest from the date thereof until maturity on the principal amount of the Term Loan B outstanding thereunder payable at the rates and in the manner determined pursuant to Section 3.03 hereof. Each Revolving Credit Lender, Term Loan A Lender or Term Loan B Lender, as the case may be, is authorized to indicate upon the grid attached to either its Revolving Credit Note, Term Loan A Note or Term Loan B Note, as the case may be, all Loans made by it pursuant to this Agreement, all interest elections and payments of principal and interest thereon. Such notations shall be presumed correct absent manifest error as to such interest elections, the aggregate unpaid principal amount of all Revolving Credit Loans, Term Loan A or Term Loan B, as the case may be, made by such Revolving Credit Lender, Term Loan A Lender or Term Loan B Lender, as the case may be, and interest due thereon, but the failure by such Revolving Credit Lender, Term Loan A Lender or Term Loan B Lender, as the case may be, to make such notations or the inaccuracy or incompleteness of any such notations shall not affect the obligations of the Borrower hereunder or under the Revolving Credit Notes, Term Loan A Notes or Term Loan B Notes, as the case may be.

    Section 2.04. Revolving Credit Commitment Fee. The Borrower shall pay to the
                  -------------------------------
Administrative Agent for the account of the Revolving Credit Lenders the commitment fee (the "Revolving Credit Commitment Fee") as set forth below:

    (a) at such time as the Senior Leverage Ratio is greater than 5.00:1.00, an amount equal to 0.375% per annum of the average daily unused amount of the Total Revolving Credit Commitment on the basis of a 365/6-day year for the actual number of days elapsed; and

    (b) at such time as the Senior Leverage Ratio is less than or equal to 5.00:1.00, an amount equal to 0.250% per annum of the average daily unused amount of the Total Revolving Credit Commitment on the basis of a 365/6-day year for the actual number of days elapsed.

    The Revolving Credit Commitment Fee shall be payable in arrears on each Quarterly Date and on the Revolving Credit Termination Date or the earlier termination of the Total Revolving Credit Commitment.

    Section 2.05. Other Fees. The Borrower shall pay to the Administrative
                  ----------
Agent, the Arranging Agents, the Syndication Agents and the Lenders certain closing-related fees and to pay to the Administrative Agent and the Arranging Agents other fees (the "Other Fees") in the amounts and at the time or times as may have been agreed between such parties.

    Section 2.06. Optional Cancellation or Reduction of Total Revolving Credit
                  ------------------------------------------------------------
Commitment and Term Loans. (a) The Borrower shall have the right, upon not less
-------------------------
than three (3) Business Days' written notice to the Administrative Agent and upon payment of the Revolving Credit Commitment Fee accrued through the date of such cancellation or reduction, to cancel the Total Revolving Credit Commitment in full or to reduce the amount thereof in part in minimum amounts as required by Section 2.06(b) below; provided that the amount of the Total Revolving Credit
                          --------
Commitment shall at no time be less than the unpaid principal amount of all Revolving Credit Loans then outstanding. All cancellations or reductions shall be permanent.

    (b) On the date of any reduction of the Total Revolving Credit Commitment pursuant to this Section 2.06, the Borrower shall prepay the Term Loans in a principal amount equal to (i) the aggregate amount of Term Loans outstanding immediately prior to such reduction of the Total Revolving Credit Commitment multiplied by (ii) the quotient obtained by dividing the amount of such reduction of the Total Revolving Credit Commitment by the amount of the Total Revolving Credit Commitment immediately prior to such reduction of the Total Revolving Credit Commitment. The aggregate amount of any reduction of the Total Revolving Credit Commitment plus the amount of the repayment of the Term Loans made pursuant to the immediately preceding sentence shall not be less than $5,000,000. The Borrower shall also be required to pay all accrued interest on the principal of the Loans being prepaid to the date of prepayment, and in the case of Eurodollar Loans which are prepaid prior to the last day of the Interest Period therefor, the amounts required by Section 4.03. All prepayments of Term Loans made pursuant to this Section 2.06(b) shall be permanent and shall be applied pro rata between Term Loan A and Term Loan B to installments of principal in inverse order of their maturities. In allocating hereunder between Revolving Credit Loans and Term Loans, or Term Loan A and Term Loan B, as the case may be, such allocations may be rounded to the nearest $100,000.

    Section 2.07. Mandatory Reductions of the Total Revolving Credit Commitment.
                  -------------------------------------------------------------
The Total Revolving Credit Commitment will be reduced on the dates and to the amounts set forth below:


                                                  Total Revolving Credit
                Date                                   Commitment
                ----                                   ----------
            June 30, 2001                             $311,700,000
            September 30, 2001                         298,400,000
            December 31, 2001                          285,000,000
            March 31, 2002                             277,500,000



                                                  Total Revolving Credit
                Date                                   Commitment
                ----                                   ----------

            June 30, 2002                              270,000,000
            September 30, 2002                         262,500,000
            December 31, 2002                          255,000,000
            March 31, 2003                             246,250,000
            June 30, 2003                              237,500,000
            September 30, 2003                         228,750,000
            December 31, 2003                          220,000,000
            March 31, 2004                             207,500,000
            June 30, 2004                              195,000,000
            September 30, 2004                         182,500,000
            December 31, 2004                          170,000,000
            March 31, 2005                             152,500,000
            June 30, 2005                              135,000,000
            September 30, 2005                         117,500,000
            December 31, 2005                          100,000,000
            March 31, 2006                              80,000,000
            June 30, 2006                               60,000,000
            September 30, 2006                          40,000,000
            Revolving Credit Termination Date                    0


; provided that if prior to any such date the Borrower shall have reduced the
----------
Total Revolving Credit Commitment to less than the amount set forth above next to such date in accordance with Section 2.06, no such reduction of the Total Revolving Credit Commitment shall be made on such date.

    Section 2.08. Mandatory and Optional Prepayment. (a) The Borrower shall have
                  ---------------------------------
the right, on not less than two (2) Business Days' written notice to the Administrative Agent, in the case of either Eurodollar Revolving Loans or Eurodollar Term Loans, and on written notice prior to 1:00 P.M. New York time, on the day to the Administrative Agent, in the case of either Base Rate Revolving Loans or Base Rate Term Loans, to prepay Revolving Credit Loans or prepay portions of the Term Loan A or the Term Loan B, as the case may be, of the Revolving Credit Lenders, the Term Loan A Lenders or the Term Loan B Lenders, as the case may be, bearing interest on the same basis and having the same Interest Periods, if any, in whole or in part, without premium or penalty, and if in part, in the aggregate principal amount required by Section 2.08(c) in the case of Term Loans, and in the aggregate principal amount of $500,000 or an integral multiple thereof in the case of Revolving Credit Loans, together with accrued interest on the principal being prepaid to the date of prepayment, and in the case of Eurodollar Loans which are prepaid prior to the last day of the Interest Period therefor, the amounts required by
Section 4.03, subject in each case, to the second sentence of Section 2.08(a). Each partial prepayment of Term Loans shall be applied pro rata between Term Loan A and Term Loan B to installments of principal in the inverse order of their maturities. All Term Loan prepayments made pursuant to this Section 2.08(a) shall be permanent. Subject to Section 2.01, all Revolving Credit Loan amounts prepaid may be reborrowed.

    (b) In the event that the aggregate unpaid principal amount of the outstanding Revolving Credit Loans shall at any time exceed the Total Revolving Credit Commitment, such excess shall be immediately due and payable to the Revolving Credit Lenders, pro rata in proportion to their respective Revolving Credit Commitments.

    (c) On the date of any optional prepayment of Term Loans pursuant to Section 2.08(a), the Total Revolving Credit Commitment shall be reduced by an amount equal to (i) the amount of the Total Revolving Credit Commitment immediately prior to such optional prepayment of the Term Loans multiplied by (ii) the quotient obtained by dividing the amount of such optional prepayment by the Total Term Loan Amount immediately prior to such optional prepayment of the Term Loans. The aggregate amount of any optional prepayment of Term Loans made in accordance with Section 2.08(a) plus the amount of the reduction of the Total Revolving Credit Commitment made pursuant to the immediately preceding sentence shall not be less than $5,000,000. If, as a result of a reduction of the Total Revolving Credit Commitment made pursuant to this Section 2.08(c), the aggregate unpaid principal amount of the outstanding Revolving Credit Loans shall exceed the Total Revolving Credit Commitment, such excess shall be immediately due and payable to the Revolving Credit Lenders, pro rata in proportion to their respective Revolving Credit Commitments.

    (d) Term Loan A shall be repaid in installments payable (i) on each Quarterly Date, commencing in June 2001 and ending in December 2006, in an amount equal to $250,000, and (ii) on each of March 31, 2007 and September 30, 2007 in an amount equal to $47,125,000.

    (e) Term Loan B shall be repaid in installments payable (i) on each Quarterly Date, commencing in June 2001 and ending in June 2007, in an amount equal to $625,000 and (ii) on each of September 30, 2007 and December 31, 2007 in an amount equal to $117,187,500.



    Section 2.09. Swing Line Loans.
                  ----------------

    (a) Swing Line Advances. In the event the Borrower desires to obtain a Swing
        -------------------
Line Loan subject to and upon the terms and conditions set forth herein, at any time and from time to time on and after the date of this Agreement and prior to the Revolving Credit Termination Date, the Borrower may either (i) give to the Swing Line Lender an irrevocable written notice in the form of a Swing Line Borrowing Notice or telephonic notice followed immediately by a Swing Line Borrowing Notice; provided, however, that the failure by the Borrower to confirm
                  --------  -------
any telephonic notice with a Swing Line Borrowing Notice shall not invalidate any notice so given; or (ii) borrow the Swing Line Loans in accordance with an automatic cash management arrangement between the Borrower and the Swing Line Lender which shall be in form and substance reasonably satisfactory to the Swing Line Lender and the Administrative Agent (any such agreement, the "ABS
                                                                   ---
Agreement"); provided that the acceptance of an automatic borrowing by the
---------    --------
Borrower shall be deemed to be a representation that all of the conditions in
Section 6.02 have been satisfied both before and after giving effect to such Swing Line Loan; provided further that in no case shall any Swing Line Loan be
                 -------- -------
made under the Swing Line Commitment if such funding would increase the aggregate Swing Line Loans to an amount in excess of the Available Swing Line Commitment or if aggregate amounts of all Revolving Credit Loans and Swing Line Loans outstanding would exceed the Available Revolving Credit Commitment. Notwithstanding the foregoing, at any time when the Available Revolving Credit Commitment is $10,000,000 or less, no Swing Line Loan shall be made hereunder without prior written notice to and the prior written consent of the Administrative Agent, such consent not to be unreasonably withheld.

         (b)    Prepayment and Repayment.
                ------------------------

                (i) In order to facilitate repayment of the Swing Line Loans, the Borrower hereby irrevocably requests the Lenders, and the Lenders hereby severally agree, on the terms and conditions of this Agreement (other than as provided in Article II hereof with respect to the amounts of, the time of requests for and the repayment of Advances hereunder and in Article VI hereof with respect to conditions precedent to Advances hereunder), with respect to Swing Line Loans outstanding, upon request of the Swing Line Lender or the Borrower (including, without limitation, after any Default or Event of Default, but prior to the occurrence of an event described in clauses (h) or (i) of Section 8.01 hereof), to make an Advance for the Borrower in the amount of such outstandings and to pay the proceeds of such Advance directly to the Administrative Agent to reimburse the Swing Line Lender for the amount of the Swing Line
            Loans then outstanding; provided, however, that no Lender shall be
                                    --------  -------
            required to make such Advance if, at the time that the Swing Line
            Lender agreed to fund any Swing Line Advance, the Swing Line Lender had knowledge of the existence of a Default. Each Lender shall pay its share of such Advance by paying its portion of such Advance to the Administrative Agent in accordance with its Revolving Credit Commitment, without reduction for any set-off or counterclaim of any nature whatsoever and regardless of whether any Default or Event of Default (other than with respect to an event described in clauses
            (h) or (i) of Section 8.01 hereof) then exists or would be caused thereby. If, at any time that the Swing Line Loans are outstanding, any of the events described in clauses (h) or (i) of Section 8.01 hereof shall have occurred and be continuing, then each Lender shall, automatically upon the occurrence of any such event and without any action on the part of the Swing Line Lender, the Borrower, the Administrative Agent or the Lenders, or any of them, be deemed to have purchased an undivided participation in the then outstanding principal amount of the Swing Line Loans then outstanding in an amount equal to such Lender's Revolving Credit Commitment, times the principal amount of the Swing Line Loans then outstanding, and each Lender shall, notwithstanding such Event of Default, immediately pay to the Administrative Agent for the account of the Swing Line Lender, in immediately available funds, the amount of such Lender's participation (and the Swing Line Lender shall deliver to such Lender a written confirmation of such loan participation dated the date of the occurrence of such event and in the amount of such Lender's Revolving Credit Commitment, times the principal amount of the Swing Line Loans then outstanding). Notwithstanding any of the foregoing, the Borrower shall repay in full any Swing Line Loan outstanding, together with accrued interest thereon, on or before the earlier of (i) the date and time required by any ABS Agreement,
            (ii) the last day of each calendar quarter in which a Swing Line Loan is made and (iii) the Revolving Credit Termination Date.

                (ii) If any payment under this Agreement or the Swing Line Note shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

                (iii) The Borrower agrees to pay principal, interest, fees and all other amounts due hereunder or under the Swing Line Note without set-off or counterclaim or any deduction whatsoever and free and clear of all Taxes.

                (iv) The Borrower hereby agrees that the provisions of Section
            4.04 hereof shall also be applicable to Swing Line Loans and the Swing Line Lender.

                (v) If the Swing Line Lender shall obtain any payment (whether involuntary or otherwise) on account of the Swing Line Loans in excess of the Swing Line Loans then outstanding and the Swing Line Lender's share of any expenses, fees and other items due and payable to it hereunder, the Swing Line Lender shall forthwith return such excess payment to the Administrative Agent for distribution among the Lenders based on the provisions of this Agreement.



    (c) Interest and Payments on Swing Line Advances. Interest on each Swing
        --------------------------------------------
Line Advance shall be, at the option of the Borrower, either (i) computed in the same manner as interest on Base Rate Revolving Loans, or (ii) the Swing Line Rate, and in each case, shall be payable on the same terms as interest on each Base Rate Revolving Loan; provided, however, no Swing Line Advance may remain
                          -----------------
outstanding beyond the earlier of (i) the date and time required by any ABS Agreement, (ii) the last day of any calendar quarter in which such Swing Line Advance was made and (iii) the Revolving Credit Termination Date.

    (d) Amendment. Notwithstanding anything to the contrary contained herein,
        ---------
the parties hereto agree that the provisions of this section 2.09 and the definitions of the terms

Swing Line Commitment and Available Swing Line Commitment may be modified, amended or waived, only by a writing signed by the Borrower, the Administrative Agent, the Majority Lenders and the Swing Line Lender.


                                  ARTICLE III.

                                    INTEREST

    Section 3.01. Interest on Base Rate Loans. Each Base Rate Revolving Loan and
                  ---------------------------
each Base Rate Term Loan (collectively, the "Base Rate Loans") shall bear interest from the date of such Base Rate Loan until maturity, or a conversion to a Eurodollar Loan, as the case may be, payable in arrears on the last Business Day of each calendar quarter of each year, commencing with the first such date after the date hereof, and on the Final Maturity Date, at a rate per annum (on the basis of a 360-day year for the actual number of days involved whenever the Base Rate is based on the Federal Funds Rate and otherwise on the basis of a 365/6-day year for the actual number of days involved) equal to the sum of (i) the Applicable Margin and (ii) the Base Rate in effect from time to time, which rate shall change as and when said Base Rate or Applicable Margin shall change.

    Section 3.02. Interest on Eurodollar Loans. (a) Each Eurodollar
                  ----------------------------
Revolving Loan and each Eurodollar Term Loan (collectively, the "Eurodollar Loans") shall bear interest from (and including) the first day of each Interest Period to (but excluding) the last day of such Interest Period, payable in arrears with respect to Interest Periods of three months or less, on the last day of the applicable Interest Period, and with respect to Interest Periods longer than three months, on the three-month anniversary of the commencement of such Interest Period and on the last day of such Interest Period, at a rate per annum (on the basis of a 360-day year for the actual number of days involved), determined by the Administrative Agent with respect to each Interest Period, equal to the sum (rounded upwards to the nearest 1/16 of 1%) of (i) the Applicable Margin and (ii) LIBOR, which rate shall change as and when said Applicable Margin shall change.


    (b) The Interest Period for each Eurodollar Loan shall be initially selected by the Borrower at least three (3) Business Days not later than 11 A.M. New York time prior to the beginning of such Interest Period in its notice of borrowing pursuant to Section 2.02 in the case of the Eurodollar Revolving Loans, or pursuant to Section 3.03 in the case of Eurodollar Term Loans. Subsequent Interest Periods shall be selected pursuant to the procedures set forth in
Section 3.03. If the Borrower fails to notify the Administrative Agent of the Interest Period desired at least three (3) Business Days prior to the last day of the then current Interest Period for an outstanding Eurodollar Loan, then such outstanding Eurodollar Loan shall become a Base Rate Loan at the end of the current Interest Period for such outstanding Eurodollar Loan.

    (c) Notwithstanding the foregoing: (i) if any Interest Period for a Eurodollar Loan would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day; and (ii) no Interest Period for a Eurodollar Loan may extend beyond the mandatory prepayment or commitment reduction date where the making of such prepayment or commitment reduction would otherwise result in breakage costs with respect to such Interest Period unless Borrower reimburses Lenders for such breakage cost in accordance with Section 4.03.

    (d) Eurodollar Loans shall be made by each Lender from its branch or affiliate identified as its Eurodollar Lending Office on Schedule 2 hereto, or
                                                         ----------
such other branch or affiliate as it may hereafter designate to the Borrower and the Administrative Agent as its Eurodollar Lending Office.

    Section 3.03. Procedure for Interest Determination. (a) Except for the Swing
                  ------------------------------------
Line Loans, unless the Borrower shall make an election pursuant to Section 3.03(b) that the Loans or portions thereof shall bear interest as Eurodollar Loans, the Loans shall bear interest as Base Rate Loans.

    (b) The Borrower shall give the Administrative Agent not less than three (3) Business Days' not later than 11 A.M. New York time written notice of its request for portions of the Loans in the aggregate amount of $500,000 or an integral multiple thereof to bear interest as Eurodollar Loans. Such notice shall be in the form of Exhibit E attached hereto and shall specify (i) the date
                        ---------
on which such election is to take effect (the "Election Date"), (ii) the aggregate amount of the Loans which are to bear interest as Base Rate Loans or Eurodollar Loans, (iii) when required, the term of the Interest Period therefor and (iv) the Applicable Margin in effect for such Loans and the Applicable Margin in effect for all other outstanding Loans hereunder (in each case after giving effect to any contemporaneous borrowings and repayments of indebtedness for Borrowed Money of the Borrower); provided, however, that there shall at no
                                     --------  -------
time be Eurodollar Loans outstanding having more than twenty (20) different Interest Periods; provided further that no Loan may commence
                  ----------------

bearing interest as a Eurodollar Loan so long as any Event of Default shall have occurred and be continuing.



    (c) Upon receipt of any such notice from the Borrower, the Administrative Agent shall forthwith give notice to each Revolving Credit Lender, Term Loan A Lender or Term Loan B Lender, as the case may be, of the substance thereof. Effective on such Election Date, the Loans or portions thereof as to which the election was made shall commence to accrue interest as set forth in this Article III for the interest rate selected by the Borrower.

    (d) In lieu of delivering the above described notice, the Borrower may give the Administrative Agent telephonic notice hereunder by the required time under this Section

3.03; provided that such telephonic notice shall be confirmed in
                   --------
writing by delivery (which may include telecopy transmission) of a written notice to the Administrative Agent by the close of business on the date of such telephonic notice.; provided, that the Borrower's failure to confirm any
                    --------
telephone notice in writing shall not invalidate any notice so given if acted upon by the Administrative Agent.

    (e) No Loan shall be deemed to have been made for purposes of Article VI hereof solely on account of the Borrower selecting an Interest Period pursuant to Section 3.02(b) or delivering any notice pursuant to Section 3.03(b) or (d).

    Section 3.04. Post Default Interest. After the occurrence and during the
                  ---------------------
continuance of any Event of Default and until such Event of Default is cured, the Applicable Margin shall increase by 2.00% per annum.

    Section 3.05. Maximum Interest Rate. (a) Nothing in this Agreement or
                  ---------------------
the Notes shall require the Borrower to pay interest at a rate exceeding the maximum rate permitted by applicable law. Neither this Section nor Section 11.01 is intended to limit the rate of interest payable for the account of any Lender to the maximum rate permitted by the laws of the State of New York (or any other applicable law) if a higher rate is permitted with respect to such Lender by supervening provisions of U.S. federal law.

    (b) If the amount of interest payable for the account of any Lender on any interest payment date in respect of the immediately preceding interest computation period, computed pursuant to this Article III, would exceed the maximum amount permitted by applicable law to be charged by such Lender, the amount of interest payable for its account on such interest payment date shall automatically be reduced to such maximum permissible amount.

    (c) If the amount of interest payable for the account of any Lender in respect of any interest computation period is reduced pursuant to Section 3.05(b) and the amount of interest payable for its account in respect of any subsequent interest computation period would be less than the maximum amount permitted by law to be charged by such Lender, then the amount of interest payable for its account in respect of such subsequent interest computation period shall be automatically increased to such maximum permissible amount; provided that at no time shall the aggregate amount by which interest
        --------
paid for the account of any Lender has been increased pursuant to this Section 3.05(c) exceed the aggregate amount by which interest paid for its account has theretofore been reduced pursuant to Section 3.05(b).

                                   ARTICLE IV.

                            DISBURSEMENT AND PAYMENT

    Section 4.01. Pro Rata Treatment. Except for payments with respect to any
                  ------------------
Swing Line Loan, all payments of interest and principal on the Loans, each payment of the Revolving Credit Commitment Fee and (except as provided in Section 4.04(c)) each reduction of the Total Revolving Credit Commitment shall be apportioned (i) in the case of payments relating to Revolving Credit Commitments or Revolving Credit Loans, among the Revolving Credit Lenders pro rata in the proportion which their respective outstanding Revolving Credit Loans bear to all outstanding Revolving Credit Loans, or if no Revolving Credit Loans are outstanding, their outstanding Revolving Credit Commitments bear to the Total Revolving Credit Commitment, and (ii) in the case of payments relating to Term Loan A or Term Loan B, pro rata among the Term Loan A Lenders or Term Loan B Lenders, as the case may be, in the proportion which their respective outstanding Term Loan A or Term Loan B, as the case may be, bear to all outstanding Term Loan A or Term Loan B, as the case may be. Except as permitted pursuant to Section 4.05, the Revolving Credit Notes or portions thereof as to which an election has been made pursuant to Section 3.03 and the Term Notes or portions thereof as to which an election has been made pursuant to Section 3.03 hereof shall at all times bear interest on the same basis (as Base Rate Loans and Eurodollar Loans), and the Interest Periods applicable thereto, if any, shall be of the same duration.

    Section 4.02. Method of Payment. Except for payments with respect to any
                  -----------------
Swing Line Loan, all payments hereunder and under the Notes shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto in lawful money of the United States and in immediately available funds at the Principal Office of the Administrative Agent at or prior to 1:00 P.M., New York City time, on the date when due. Any payment received after 1:00 P.M., New York City time, shall be deemed to have been made on the next succeeding Business Day.

    Section 4.03. Compensation for Losses. In the event that the Borrower makes
                  -----------------------
any prepayment of any Eurodollar Loan hereunder (including upon acceleration of the Notes as provided in Section 8.01) or in the event an Election Date selected pursuant to Section 3.03 falls on a day other than the last day of the Interest Period for the amount so prepaid or as to which an election is made, or in the event the Borrower revokes any notice given under Section 2.02 or 3.03 with respect to a Eurodollar Loan, the Borrower shall pay to each Lender upon its demand an amount which will compensate such Lender for any loss or premium or penalty reasonably incurred by such Lender (or any Participant in the related
Loan) as a result of such prepayment, election or revocation of notice in respect of funds obtained for the purpose of making or maintaining such Lender's loans, or any part thereof. Such compensation shall include, without limitation, an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so paid or prepaid, or not borrowed, for the period from the date of such payment or prepayment or failure to borrow to the last day of such Interest Period (or, in the case of a failure to borrow, the Interest Period that would have commenced on the date of such failure to borrow), in each case at the applicable rate of interest for such Loan provided for herein (excluding, however, the Applicable Margin included therein) over (ii) the amount of interest (as reasonably determined by such Lender or Participant) which would have accrued to such Lender or Participant on such amount by placing such amount on deposit for a comparable period with leading banks in the London interbank market; provided that such Lender shall
                                              --------
have delivered to the Borrower, within sixty (60) days after the date of such payment or prepayment or failure to borrow, a certificate as to the amount of such loss or expense, which certificate shall set forth in reasonable detail the basis for such loss or expense and shall be conclusive in the absence of manifest error.

    Section 4.04. Taxes, Reserves and Additional Costs.
                  ------------------------------------

    (a) Taxes, Reserves and Additional Costs. In the event that any change in
        ------------------------------------
any present or future applicable law, rule or regulation, or any change in the interpretation or administration thereof, including any formal request, guideline, directive or policy (whether or not having the force of law) by any Governmental Authority charged with the administration or interpretation thereof, or compliance by any Lender with any formal request, guideline, directive or policy of any such Governmental Authority:

        (i) subjects any Lender or its applicable lending office to any tax, duty, levy, impost, deduction, fee, liability or other charge (including the imposition of any withholding tax so long as such Lender has complied with
    Section 9.10) with respect to any Loan or any part of its Revolving Credit Commitment (other than any tax on or measured by the overall net income of such Lender) (individually a "Tax" and collectively "Taxes"); or

        (ii) changes the basis of taxation of payments to any Lender through its applicable lending office of principal of, or interest on, any Loan made by such Lender with respect to its Revolving Credit Commitment or of any other amounts payable hereunder, or any combination of the foregoing or subjects any such payment to any Tax (including the imposition of any withholding tax so long as such Lender has complied with Section 9.10) (other than any tax on or measured by the overall net income of such Lender); or



        (iii) imposes, modifies or deems applicable any reserve, capital adequacy, deposit or similar requirement against any assets held by, deposits with or for the account of, or loans or commitments by, or any acquisition of funds by or for the account of an office of any Lender or its holding company in connection with any Loan, including, without limitation, Statutory Reserves (as defined below); or

        (iv) imposes upon any Lender any other condition with respect to any Loan, any part of such Lender's Revolving Credit Commitment, or this Agreement;

and the result of any of the foregoing (taking such Lender's policies into account) is to (x) increase the cost to such Lender of making, funding or maintaining any Loan or any part of its Revolving Credit Commitment hereunder or
(y) reduce the amount of any payment (whether of principal, interest or otherwise) received or receivable by such Lender or (z) require such Lender or its holding company to deposit any reserve, increase its capital or make any payment on or calculated by reference to any Loan made or sum received by it, or any part of its Revolving Credit Commitment, in each case by an amount which such Lender in its judgment reasonably deems material; then

            (A) such Lender shall promptly notify the Borrower and the Administrative Agent of the happening of such event;

            (B) such Lender shall promptly, and in any case within ninety (90) days of the date when it becomes aware of the happening of such an event, deliver to the Borrower and the Administrative Agent a certificate, executed by an authorized officer of such Lender and delivered by a relationship officer thereof, stating the change which has occurred or the reserve requirements or other conditions which have been imposed or the formal request, direction or requirement with which such Lender has complied or will comply, or Tax to which it has or will become subject, together with the date thereof, the amount of such increased costs, reduction or payment (including any interest, penalties or expenses incurred or to be incurred in connection with the payment of any Tax), the way in which such amount has been calculated, and shall certify that this is the Lender's standard method of calculating such amount, that such amount is or will be calculated in a similar way for other borrowers of the Lender under similar circumstances, that compliance with such formal request, direction or requirement does not result in such Lender treating the Borrower in a manner inconsistent with its treatment of other borrowers which are subject to similar provisions, and that its method of allocating any such costs, reductions or payments is fair and reasonable; and

            (C) the Borrower shall promptly pay to the Administrative Agent for transfer to such affected Lender such amount or amounts set forth in such certificate as will compensate such Lender for such additional costs, reduction or payment.

    For purposes of this Section 4.04(a), "Statutory Reserves" shall mean, with respect to a Eurodollar Loan, the quotient (expressed as a decimal, rounded to the nearest 1/100 of 1%) obtained by dividing (i) the number one by (ii) one minus the aggregate of the reserve percentages expressed as a decimal established by the Board of Governors of the Federal Reserve System for Eurocurrency Liabilities as prescribed under Regulation D of said Board of Governors.

    The certificate of the affected Lender as to the additional amounts payable pursuant to this Section 4.04(a) delivered to the Borrower shall contain in reasonable detail the basis upon which such additional amounts have been calculated and shall be presumed correct absent manifest error. The provisions of this Section 4.04(a) shall be applicable to the Borrower and the affected Lender regardless of any possible contention of invalidity or inapplicability of the law, regulation or condition which has been imposed. Notwithstanding the foregoing, the Borrower will not be required to reimburse any Lender for any increased costs, reductions or payments under this Section 4.04(a) in respect of a period prior to ninety (90) days preceding the date of request, unless the applicable law or regulation is imposed retroactively. In the case of a law or regulation which is retroactive in effect, such notice shall be provided to the Borrower not later than ninety (90) days from the date that such Lender reasonably should have learned of such law or regulation, and the Borrower's obligation to compensate such Lender for such increased cost or reduction is contingent upon the provision of such timely notice (but any failure by such Lender to provide such timely notice shall not affect the Borrower's reimbursement obligations with respect to (a) costs or reduction incurred from the date as of which the law or regulation is effective to the date that is ninety (90) days after such Lender reasonably should have learned of such law or regulation and (b) costs or reductions incurred following the provision of such notice). No failure on the part of any Lender to demand compensation under this
Section 4.04(a) shall constitute a waiver of its right to demand such compensation on any other occasion in connection with any other similar or dissimilar event. If the affected Lender shall subsequently recoup costs for which such Lender has theretofore been compensated by the Borrower, such Lender shall promptly remit to the Borrower the amount of the recoupment.

    Upon receipt of any certificate delivered in accordance with this Section 4.04(a), the Borrower shall execute and deliver to any Lender upon its request such further instruments as may be necessary or desirable to give full force and effect to any payment required as set forth in such certificate, including, without limitation, a new Note of the Borrower to be issued in exchange for any Note theretofore issued.

    The Borrower shall also hold each Lender harmless and indemnify it for any stamp or other taxes (other than any tax on or measured by the overall net income of such Lender) with respect to the preparation, execution, delivery, recording, performance or enforcement of the Credit Documents (all of which shall be included in "Taxes"). The Borrower shall deliver to the Administrative Agent certificates or other valid vouchers for all Taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder.

    (b) Lending Office Designations. Before giving any notice to the Borrower
        ---------------------------
pursuant to this Section, a Lender shall, if possible, designate a different lending office if such designation will avoid the need for giving such notice and will not, in the judgment of the Lender, be otherwise disadvantageous to the Lender.

    (c) Replacement. Notwithstanding anything in this Agreement to the contrary,
        -----------
upon delivery to the Borrower by a Lender of a notice under Section 4.04 or 4.05 hereof or a request for compensation or additional amounts pursuant to Section 4.04(a), the Borrower shall be entitled, at any time within sixty (60) days of the receipt of such notice, to (i) pay all amounts then owing, whether or not due, to such Lender under this Agreement including the compensation or additional amounts so requested and (ii) either (A) replace such Lender with another bank reasonably acceptable to the Administrative Agent or (B) reduce the Total Revolving Credit Commitment provided under this Agreement by terminating in whole or in part the Revolving Credit Commitment of such Lender. Any reduction of the Total Revolving Credit Commitment pursuant to subclause (B) above shall not affect the aggregate dollar amount of the Revolving Credit Commitments of the remaining Lenders under this Agreement.

    Section 4.05. Unavailability. If at any time any Lender shall have
                  --------------
determined in good faith (which determination shall be conclusive in the absence of manifest error) that the making or maintenance of any part of such Lender's Eurodollar Loans has been made impracticable or unlawful because of compliance by such Lender in good faith with any law or guideline or interpretation or administration thereof by any official body charged with the interpretation or administration thereof or with any request or directive of such body (whether or not having the effect of law), because U.S. dollar deposits in the amount and requested maturity of such Eurodollar Loan are not available to the Lender in the London Eurodollar interbank market or because of any other reason, then the Administrative Agent, upon notification to it of such determination by such Lender, shall forthwith advise the other Lenders and the Borrower thereof. Upon such date as shall be specified in such notice and until such time as the Administrative Agent, upon notification to it by such Lender, shall notify the Borrower and the other Lenders that the circumstances specified by it in such notice no longer apply, (i) notwithstanding any other provision of this Agreement, such Lender's portion of such Eurodollar Loan shall automatically and without requirement of notice by the Borrower be converted to a Base Rate Loan and (ii) the obligation of only such Lender to allow borrowing, elections and renewals of Eurodollar Loans shall be suspended, and, if the Borrower shall in a notice of borrowing or election request that such Lender make a Eurodollar Loan, the loan requested to be made by such Lender shall instead be made as a Base Rate Loan.



                                   ARTICLE V.

                         REPRESENTATIONS AND WARRANTIES

    Section 5.01. Representations and Warranties. The Borrower and, to the
                  ------------------------------
extent any of the following representations are applicable to the Parent, the Parent represent and warrant to the Lenders that after giving effect to transactions to be completed on the Closing Date:

    (a) Good Standing, Power and Partnership Interests.
        ----------------------------------------------

        (i) The Borrower is a limited partnership duly organized and validly existing, in good standing, under the laws of the jurisdiction of its organization, and has the power to own its property and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect. The Borrower is classified as a partnership for federal tax purposes and as a limited partnership for state income tax purposes and is not taxable as an association.

        (ii) The general partner of the Borrower is a limited partnership, duly organized and validly existing, in good standing, under the laws of the jurisdiction of its organization, and has the power to own its property, to carry on its business as now being conducted and to act as a general partner of the Borrower and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business, including without limitation, acting as a general partner of the Borrower makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect. The general partner of the Borrower is classified as a partnership for federal income tax purposes and as a limited partnership for state income tax purposes and is not taxable as an association.

        (iii) Operating Subsidiary is a limited partnership, duly organized and validly existing, in good standing, under the laws of the jurisdiction of its organization, and it has the power to own its property, to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect. Operating Subsidiary is classified as a partnership for federal income tax purposes and as a limited partnership for state income tax purposes and is not taxable as an association.



    (b) Parent, Insight Kentucky Capital, Operating Subsidiary and the Borrower.
        -----------------------------------------------------------------------

        (i) Parent and Insight Kentucky Capital are the only partners of the Borrower. The partnership interests of the Borrower which are owned by Parent and Insight Kentucky Capital are authorized by the Borrower Partnership Agreement and are free and clear of all Liens other than the Liens created pursuant to this Agreement by the Hypothecation Agreements and the Parent Credit Documents.

        (ii) Except as provided in the Borrower Partnership Agreement or the partnership agreements, articles of incorporation or by-laws, as the case may be, of Parent or Operating Subsidiary, there are no agreements or understandings with respect to the voting of the partnership or other equity interests of such entities; and there are no existing options, warrants, calls, convertible securities, commitments or agreements of any character calling for the issuance of additional partnership or other equity interests by any such entity, or for the transfer of any partnership interest or other equity interest to any Person.

    (c) Subsidiaries.
        ------------

        (i) Operating Subsidiary is the only Subsidiary of the Borrower on the Closing Date.

        (ii) After giving effect to the transactions contemplated hereunder, the partnership interests and other equity interests in the Restricted Subsidiaries are owned free and clear of all Liens other than Liens created pursuant to this Agreement by the Hypothecation Agreements and the Parent Credit Documents.

    (d) Authority.
        ---------

        (i) The Borrower has full power and authority to execute, deliver and perform each of the Credit Documents and each of the Related Documents to which it is a party, to grant to the Lenders the security interests and Liens described therein, to make the borrowings contemplated hereby, to execute and deliver the Notes and to incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary partnership action of the Borrower and its partners. No consent or approval of the partners of the Borrower is required as a condition to the validity or performance of, or the exercise by the Lenders or the Administrative Agent of any of their rights and remedies under, the Credit Documents to which it is a party (other than the execution of such Credit Documents by the general partner(s) of the Borrower) except for such consents and approvals which have been obtained and are in full force and effect.



        (ii) Each Restricted Subsidiary has full power and authority to execute, deliver and perform each of the Credit Documents and each of the Related Documents to which it is a party, to grant to the Lenders the security interests and Liens described therein and to incur the obligations provided for therein, all of which have been duly authorized by all proper and necessary partnership action of such Restricted Subsidiary and its partners or shareholders, as the case may be. No consent or approval of the partners or shareholders of any Restricted Subsidiary is required as a condition to the validity or performance of, or the exercise by the Lenders or the Administrative Agent of any of their rights and remedies under, the Credit Documents to which the Restricted Subsidiaries are a party (other than the execution of such Credit Documents by the partner(s) or authorized officers of the Restricted Subsidiaries), except for such consents and approvals which have been obtained and are in full force and effect.

        (iii) Parent has full power and authority to execute, deliver and perform its obligations under this Agreement and to incur the obligations provided for herein, all of which have been duly authorized by all proper and necessary partnership action of Parent and its general partner. No consent or approval of the general partner of Parent is required as a condition to the validity or performance of, or the exercise by the Lenders or the Administrative Agent of their rights and remedies under, this Agreement (other than the execution of this Agreement by the general partner of Parent), except for such consents and approvals which have been obtained and are in full force and effect.

    (e) Authorizations. All material authorizations, consents, approvals,
        --------------
registrations, notices, exemptions and licenses with, to or from Governmental Authorities and other Persons which are necessary in connection with the borrowings hereunder, the grant of the security interests in and Liens on the collateral described in the Hypothecation Agreements, the Guarantees, the execution and delivery of the Credit Documents and the Related Documents by the Borrower, the Parent and any Restricted Subsidiary, the performance by the Borrower, the Parent and the Restricted Subsidiaries of their respective obligations hereunder and thereunder and, except for any further filing with or approval of any office or agency of the Governmental Authorities for the transfer of the Franchises which it issued to the Borrower or its Subsidiaries to provide cable television services in the Systems and the FCC for the transfer of licenses or authorizations issued by it (the "FCC Licenses"), the exercise by the Administrative Agent and the Lenders of their remedies hereunder and thereunder have been effected or obtained and are in full force and effect.

    (f) Binding Agreement. This Agreement, each of the other Credit Documents
        -----------------
(other than the Notes) and each Related Document executed on or prior to the date hereof to which the Borrower, the Parent or any Restricted Subsidiary is a party constitutes, and the Notes and other Credit Documents and Related Documents executed after the date hereof, when executed and delivered pursuant hereto for value received, will constitute, the valid and legally binding obligations of the Borrower, the Parent or any Restricted Subsidiary, as the case may be, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

    (g) Litigation.
        ----------

        (i) On the Closing Date, there are no proceedings, investigations, or labor controversies pending or, so far as the Borrower knows, threatened before any court or arbitrator or before any Governmental Authority which enjoins or seeks to enjoin the consummation of the transactions contemplated by the Insight Purchase Agreement or the making of the Loans hereunder.

        (ii) After the Closing Date, other than proceedings affecting the cable television industry generally, there are no proceedings, investigations or labor controversies pending or, so far as the Borrower knows, threatened before any court or arbitrator or before or by any Governmental Authority which, in any one case or in the aggregate, if there is a reasonable possibility of a determination adverse to the interests of the Borrower, the Parent or any Restricted Subsidiary, could reasonably be expected to have a Material Adverse Effect or which calls into question the validity of any Credit Document or Related Document or the transactions contemplated hereby or thereby.

        None of ICP-VI, the Borrower, the Parent nor any Restricted Subsidiary is in default under or in violation of any Order of any court, arbitrator or Governmental Authority or of any statute or law or of any rule or regulation of any Governmental Authority, which default or violation has or could reasonably be expected to have a Material Adverse Effect; and none of them is subject to or a party to any Order of any court or Governmental Authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters that could reasonably be expected to have a Material Adverse Effect. As used herein, the term "Order" includes any order, writ, injunction, decree, judgment, award, determination or written direction or demand of any court, arbitrator or Governmental Authority.

    (h) No Conflicts. There is no statute, regulation, rule, order or judgment,
        ------------
and no provision of any agreement or instrument binding on the Borrower, the Parent or any Restricted Subsidiary or affecting their respective properties (including each System previously acquired by the Borrower or a Restricted Subsidiary) and no provision of the Borrower Partnership Agreement, the Parent Partnership Agreement or the partnership agreement or by-laws, as the case may be, of any of the Restricted Subsidiaries or any general partner or shareholder thereof which would prohibit or in any material way conflict with or prevent the execution, delivery, or performance of the terms of any Credit Document or any Related Document or result in or require the creation or imposition of any Lien (other than Permitted Encumbrances) on any of the properties of the Borrower, the Parent or any of the Restricted Subsidiaries (including each System previously acquired by Borrower, or a Restricted Subsidiary) as a consequence of the execution, delivery and performance of any Credit Document or Related Document or the transactions contemplated hereby and thereby except such statute, regulation, rule, order or judgment or provision which, upon exercise of remedies by the Administrative Agent and the Lenders, requires filing with or approval of a Governmental Authority for the transfer of the Franchises and FCC Licenses. The execution, delivery and performance by the Borrower, the Parent and the Restricted Subsidiaries of each

Credit Document and Related Document to which they are a party and the execution, issuance, delivery and performance of the Notes by the Borrower do not, and will not, as the case may be, (i) violate any provision of law applicable to the Borrower, the Parent or any Restricted Subsidiary or any of its general partners or shareholders, the Borrower Partnership Agreement or the partnership agreement of any of the Borrower's general partners or the partnership agreement or by-laws of any Restricted Subsidiary, or any order, judgment or decree of any court or other agency of government binding on the Borrower, any of its general partners or any Restricted Subsidiary, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any agreement or instrument binding on the Borrower or any of its general partners or any Restricted Subsidiary, or affecting their respective properties, or (iii) require any approval of partners or shareholders (other than the execution thereof by the partner(s) or authorized officer(s) of the Borrower or any Restricted Subsidiary) or any approval or consent of any Person under any agreement or instrument binding on the Borrower or any of its partners or any Restricted Subsidiary, or affecting their respective properties (including each System previously acquired by Borrower), other than approvals which have been previously obtained and are in full force and effect, and except for conflicts, inconsistencies, Liens, violations, breaches, approvals or consents which individually, or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

    (i) Financial Condition. There has heretofore been delivered to the Lenders
        -------------------
the audited financial statements for the Borrower and its Restricted Subsidiaries on a consolidated basis for the fiscal year ended December 31, 1998, and the unaudited financial statements for the fiscal quarter ended June 30, 1999, all of which, together with other financial statements furnished to the Lenders subsequent to the Closing Date, have been prepared in accordance with GAAP and present fairly in all material respects the financial position of the Borrower and the Restricted Subsidiaries on a consolidated and consolidating basis, as the case may be, on and as at such dates and the results of operations for the periods then ended (subject, in the case of unaudited financial statements, to normal year-end and audit adjustments). Neither the Borrower nor any of the Restricted Subsidiaries has any material liabilities, contingent or otherwise, other than as disclosed in the financial statements referred to in the preceding sentence or as set forth or referred to in this Agreement, and there are no material unrealized losses of the Borrower or any of the Restricted Subsidiaries and no material anticipated losses of the Borrower or any of the Restricted Subsidiaries other than those which have been previously disclosed in writing to the Administrative Agent and the Lenders and identified as such.

    (j) Taxes. The Borrower, the Parent and each Restricted Subsidiary have
        -----
paid, or have made adequate provision for the payment of, all taxes shown to be due and payable on any assessment made against the Borrower, the Parent or any Restricted Subsidiary or any of their respective properties and all other taxes, assessments, fees, liabilities or other charges imposed on the Borrower, the Parent or any Restricted Subsidiary or any of their respective properties by any Governmental Authority, except for any taxes, assessments, fees, liabilities or other charges which are being contested in good faith and for which reserves which are adequate under GAAP have been established.

    (k) Margin Regulations. No part of the proceeds of any Loan will be used to
        ------------------
purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, or extend credit to others for the purpose of purchasing or carrying, any "margin security" as defined in Regulation U of the Board of Governors of the Federal Reserve System. The making of the Loans hereunder, the use of the proceeds thereof as contemplated hereby and the security arrangements contemplated hereby and by the Hypothecation Agreements and the Guarantees will not violate or be inconsistent with any of the provisions of Regulations U, T or X of the Board of Governors of the Federal Reserve System.

    (l) Disclosure. The information relating to the Borrower delivered in
        ----------
writing in the Offering Memorandum dated September 28, 1999 for the Insight High Yield Debt to any Arranging Agent or any Lender in connection with the negotiation, execution and delivery of this Agreement when taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except that with respect to the projections contained in such information, the Borrower hereby instead represents and warrants that such projections were prepared on a reasonable basis and in good faith by the Borrower.

    (m) Title to Properties. The Borrower and the Restricted Subsidiaries have
        -------------------
good, valid and marketable title to, or valid leasehold interests in, all properties and assets as owned on the Closing Date and all properties and assets thereafter acquired in connection with the purchase of any System, except for such immaterial properties and assets as have been disposed of in the ordinary course of business and except for such defects in title which would not have a Material Adverse Effect. All such assets and properties are free and clear of all Liens and encumbrances except Permitted Encumbrances.

    (n) Compliance with ERISA.
        ---------------------

        (i) Neither the Borrower nor any Restricted Subsidiary has engaged in a transaction with respect to any Plan which could reasonably be expected to subject the Borrower or any Restricted Subsidiary to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA in an amount that could reasonably be expected to have a Material Adverse Effect.

        (ii) Neither the Borrower nor any Restricted Subsidiary sponsors, contributes to or otherwise participates in any Multiemployer Plan or any Pension Plan subject to the minimum funding requirements of ERISA, or has done so at any time in the past six years.

    (o) Conduct of Business. The Borrower and the Restricted Subsidiaries hold
        -------------------
all authorizations, consents, approvals, registrations, franchises, rights pursuant to Pole Attachment Agreements, licenses and permits, with or from Governmental Authorities and other Persons as are required or necessary for them to own their respective properties and conduct their respective businesses as now conducted and as currently proposed to be conducted, except for those which the failure to so hold, in any one case or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

    (p) Compliance with Laws and Organizational Documents. None of the Borrower,
        -------------------------------------------------
the Parent or any Restricted Subsidiary is in violation of (i) any law, statute, rule, regulation, or order of any Governmental Authority (including, without limitation, Environmental Laws) applicable to any of them or any of their respective properties or assets except for such violations which, individually and in the aggregate, could not reasonably be expected to have a Material Adverse Effect or (ii) their respective partnership agreements, articles of incorporation, by-laws or other organizational documents.

    (q) Government Regulation. None of the Borrower, the Parent or any
        ---------------------
Restricted Subsidiary is or will be, after giving effect to the transactions contemplated by the Credit Documents and the Related Documents and the receipt of and use of Loans to be made hereunder, (i) an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended, or (ii) subject to regulation under the Public Utility Holding Company Act of 1935 or the Federal Power Act or (iii) subject to any foreign, federal, state or local statute or regulation limiting their respective ability to incur indebtedness for Borrowed Money, pledge assets as collateral for such indebtedness or guarantee such indebtedness, as contemplated by any Credit Document or Related Document.

    (r) Documents. As of the Closing Date, each of the representations and
        ---------
warranties given by or with respect to the Borrower, the Parent or any Restricted Subsidiary in the Related Documents (other than the Parent Credit Documents) is true and correct in all material respects, and each of the representations and warranties given in the Related Documents (other than the Parent Credit Documents) by or with respect to the other parties thereto is, to the best of the Borrower's knowledge, true and correct in all material respects, in either case, except those inaccuracies which could not reasonably be expected to have a Material Adverse Effect. There has been no material amendment, modification or waiver of the terms of any Related Document since the Closing Date, other than such amendments, modifications or waivers permitted by Section 7.02(j). None of the Borrower, the Parent or any Restricted Subsidiary or, to the best of the Borrower's knowledge, any other Person is in default of any of its material obligations under any of the Related Documents, and each of the Related Documents (other than the Parent Credit Documents) is in full force and effect.

    (s) Hypothecation Agreements. The provisions of the Hypothecation Agreements
        ------------------------
are effective to create in favor of the Lenders a valid, binding and enforceable security interest or Lien in all right, title and interest of the pledgors under the Hypothecation Agreements in the collateral described therein, and shall, upon proper recording or filing with the proper state and county authorities or delivery to the Administrative Agent of the Intercompany Notes, if any, constitute a fully perfected first and prior security interest, Lien or mortgage, in all right, title and interest of the pledgors under the Hypothecation Agreements in such collateral, superior in right to any liens except for Liens, if any, permitted hereunder or under the Hypothecation Agreements, existing or future except, with respect to future Liens, as otherwise provided in the applicable Uniform Commercial Code, which the Borrower or any third Person may have against such collateral or interests therein.

    (t) Environmental Protection. Except as set forth on Schedule 3 hereto, to
        ------------------------                         ----------
the Borrower's knowledge, all real property directly or indirectly owned or leased by the Borrower is free of contamination from any substance or constituent thereof, currently identified or listed as hazardous or toxic pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq., or any other Environmental Laws, that could result in the incurrence of material liabilities, or any other substance which has in the past or could at any time in the future cause or constitute a material health, safety or environmental hazard to any person or property, including asbestos in any building, petroleum products, Contaminants, pesticides, or radioactive materials. Except as set forth on Schedule 3 hereto, to the
                                              ----------
Borrower's knowledge, based on reasonable investigation, the Borrower has not caused or suffered to occur any release of any Contaminant into the environment or any other conditions that could result in the incurrence of material liabilities nor any material violations of any Environmental Laws. Except as set forth on Schedule 3 hereto, to the Borrower's knowledge, based on reasonable
         ----------
investigation, the Borrower has not caused or suffered to occur any condition on any of the Borrower's property that could give rise to the imposition of any material lien under the Environmental Laws. Except as set forth on Schedule 3 hereto, to the Borrower's knowledge, based on reasonable investigation, the Borrower is not engaged in any manufacturing or any other operations which have a material effect on the Borrower, other than the use of petroleum products for vehicles, that require the use, handling, transportation, storage or disposal of any Contaminant, where such operations require permits or are otherwise regulated pursuant to the Environmental Laws.

    (u) Insurance. All of the properties and operations of the Borrower and each
        ---------
Restricted Subsidiary of a character usually insured by companies of established reputation engaged in the same or a similar business similarly situated are insured in customary amounts, by financially sound and reputable insurers, against loss or damage of the kinds and in amounts customarily insured against by such Persons, and the Borrower and the Restricted Subsidiaries carry, with such insurers in customary amounts, such other insurance, including larceny, embezzlement or other criminal misappropriation insurance and business interruption insurance, as is usually carried by companies of established reputation engaged in the same or a similar business similarly situated.

    (v) Material Contracts. None of the Borrower, the Parent or any Restricted
        ------------------
Subsidiary is a party to, and none of them and none of their respective properties are subject to or bound by, any agreement or instrument (other than the Credit Documents and the Related Documents) which could reasonably be expected to have a Material Adverse Effect.

    (w) Performance of Agreements. None of the Borrower, the Parent or any
        -------------------------
Restricted Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any contractual obligation of the Borrower, the Parent or any Restricted Subsidiary, as the case may be, including, without limitation, the Related Documents (other than the Parent Credit Documents), and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not reasonably be expected to have a Material Adverse Effect.

    (x) Pole Attachment Agreements, Franchises, Licenses, Approvals of
        --------------------------------------------------------------
Regulatory Authorities, etc. Each Franchise necessary for the operation of the
---------------------------
Systems is in full force and effect and no material default has occurred and is continuing under or in respect of any of the provisions of any such Franchise except where such failure could not reasonably be expected to have a Material Adverse Effect. Each Pole Attachment Agreement necessary for the operation of the Systems is in full force and effect and no material default has occurred and is continuing under or in respect of any of the provisions of any such Pole Attachment Agreement, except to the extent that the absence of such Pole Attachment Agreement or such default, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No approval, application, filing, registration, consent or other action of any Governmental Authority is required to enable the Borrower or any Restricted Subsidiary, as the case may be, to act pursuant to any such Pole Attachment Agreement or Franchise. Neither the Borrower nor any Restricted Subsidiary has received any notice from the granting body, any other Governmental Authority or any other Person with respect to, nor does the Borrower or any Restricted Subsidiary have any knowledge of, any breach of any covenant under, or any default with respect to, or the termination, or threatened termination, for any reason of any such Pole Attachment Agreement or Franchise, which could have a Material Adverse Effect. The Borrower or a Restricted Subsidiary, as appropriate, will own or be licensed or otherwise have the right to use all licenses, permits, patents, trademarks, service-marks, trade names, copyrights, franchises, including authorizations and other rights (including, without limitation, rights under Pole Attachment Agreements, easement agreements, leases of real and/or personal property, right-of-way agreements, railroad crossing agreements, multiple dwelling unit agreements, programming agreements, transmission and retransmission agreements and subscriber agreements that are necessary for the operation of any System by the Borrower or such Restricted Subsidiary), except to the extent that the absence thereof shall not have a Material Adverse Effect. The Borrower or a Restricted Subsidiary, as appropriate, will own or be licensed or otherwise have the right to use all Franchises that are necessary for the operation of each System, except to the extent that the failure to so own or use shall not have a Material Adverse Effect. The Borrower and each Restricted Subsidiary have complied in all material respects in accordance with cable industry standards with the Copyright Act of 1976, as amended, including (without limitation) filing the statements of account and making the royalty payments specified in Section 111 therein.

    (y) Year 2000 Issues. The Borrower and the Restricted Subsidiaries have
        ----------------
initiated a review of their operations with a view to assessing whether their business or operations will, in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data, be vulnerable to any significant risk that computer hardware or software used in their business or operations will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000. Based on such review, the Borrower has no reason to believe that a Material Adverse Effect will occur with respect to such business or operations resulting from any such risk.


                                   ARTICLE VI.

                              CONDITIONS OF LENDING

    Section 6.01. Conditions to the Effectiveness of this Agreement. The
                  -------------------------------------------------
effectiveness of this Agreement (except for Section 11.12 herein) and the Lenders' consent to the Insight Roll-Up are subject to the conditions precedent that:

    (a) The Notes. The Administrative Agent on behalf of the Lenders shall have
        ---------
received the Notes, as set forth in Section 2.03 hereof, duly executed by the Borrower.

    (b) Opinion of Company Counsel. The Administrative Agent shall have received
        --------------------------
a favorable written opinion of Dow, Lohnes & Albertson, PLLC, corporate and special regulatory counsel for the Borrower and its Restricted Subsidiaries, addressed to the Administrative Agent and the Lenders, dated the Closing Date in form and substance reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent and the Lenders, dated the Closing Date in form and substance satisfactory to the Administrative Agent.



    (c) Confirmation of Security Documents. The Administrative Agent on behalf
        ----------------------------------
of the Lenders shall have received duly executed confirmations of the Hypothecation Agreements and Guarantees executed prior to the Closing Date (except the Security and Hypothecation Agreement executed by IMI).

    (d) Insight Kentucky Capital. The Administrative Agent on behalf of the
        ------------------------
Lenders shall have received a Hypothecation Agreement, duly executed by Insight Kentucky Capital granting in favor of the Lenders a first priority perfected security interest in the collateral specified therein, together with (i) appropriate Financing Statements (Form UCC-
1) under the Uniform Commercial Code for all jurisdictions as may be necessary or, in the opinion of the Lenders, advisable to perfect the security interests created by the Hypothecation Agreements, signed by the pledgors thereunder and in a form suitable for filing, (ii) such other documents and instruments in a form suitable for recording or filing, as necessary or, in the opinion of the Lenders, advisable to perfect the security interests created by the Hypothecation Agreements, (iii) all Intercompany Notes, if any, endorsed in blank and (iv) evidence of the completion of such other actions necessary, or, in the opinion of the Lenders, advisable to perfect the security interests created by the Hypothecation Agreements.

    (e) Regulatory Approvals. Each consent, license, authorization or approval
        --------------------
required to be obtained as of the Closing Date in connection with the execution, delivery, performance, validity and enforceability of this Agreement, the other Credit Documents and the Related Documents, including without limitation the security interests in the collateral created by the Hypothecation Agreements, shall have been received and shall be in full force and effect (except for such consents, licenses, authorizations or approvals required by any party to the Insight Purchase Agreement to be delivered under the Insight Purchase Agreement, the delivery of which has been waived by such party).

    (f) Related Documents. The Administrative Agent shall have received
        -----------------
certified copies of the Related Documents which shall be in form and substance reasonably satisfactory to the Lenders (except as otherwise set forth herein); all representations and warranties contained therein on the part of the Borrower, the pledgors under the Hypothecation Agreements or the Guarantors shall be true and correct in all respects and no material condition contained therein shall have been waived except for inaccuracies and waivers which could not reasonably be expected to have a Material Adverse Effect; and the Administrative Agent shall have received a copy of each opinion of counsel delivered in connection with each of the Related Documents and each transaction contemplated thereby.

    (g) Payment of Fees. The Borrower shall have paid to the Administrative
        ---------------
Agent for the account of the applicable Lenders all fees due and payable to the Administrative Agent and the Lenders on the Closing Date.

    (h) Parent Loan Agreements. The Administrative Agent shall have received
        ----------------------
either (i) evidence of the successful issuance of the Insight High Yield Debt or
(ii) the satisfactory amendments of the Parent Loan Agreements.

    (i) Insight Purchase. The Administrative Agent shall have received evidence
        ----------------
satisfactory to it that the Insight Purchase has been consummated on substantially the terms and conditions specified in the Insight Purchase Agreement.

    (j) Insight Roll-Up. The Administrative Agent shall have received evidence
        ---------------
satisfactory to it that the Insight Roll-Up has been consummated on substantially the terms and conditions set forth in the Insight Roll-Up Agreement. By execution hereof, the Lenders hereby consent to the consummation of the Insight Roll-Up on substantially the terms and conditions set forth in the Insight Roll-Up Agreement.

    (k) Loan Certificates. The Administrative Agent shall have received the loan
        -----------------
certificates of the Parent, the Borrower and each Restricted Subsidiary of the Borrower, each in form and substance reasonably satisfactory to the Administrative Agent and including, without limitation, a certificate of incumbency of each Responsible Person.

    (l) Borrower's Certificate. The Administrative Agent shall have received a
        ----------------------
certificate of the Borrower which certifies to the Administrative Agent and the Lenders that to the Borrower's knowledge, after due inquiry, that each of the representations and warranties in Article V hereof and each other Credit Document is true and correct in all material respects as of the Closing Date with the same effect as though such representations and warranties had been made at the Closing Date except to the extent such representations and warranties relate to a specific date they shall have been true as of such date, that no Default or Event of Default then exists or is continuing or will be caused by the execution of this Agreement, the Insight Purchase or the Insight Roll-Up and that there does not exist as of the Closing Date any action, suit, proceeding or investigation pending against or, to the knowledge of the Borrower, threatened against or in any manner relating adversely to, the Parent, the Borrower, any of its Restricted Subsidiaries, any of their properties or the transactions contemplated hereby, which could be expected to have a Material Adverse Effect.

    (m) Other Documents. The Administrative Agent shall have received all such
        ---------------
other documents as the Administrative Agent or any Lender may reasonably request, certified by an appropriate government official or a responsible person, if so requested.

    Section 6.02. Conditions to the Making of Each Loan. The obligation of each
                  -------------------------------------
Lender to make each of its Loans (including the Borrower's conversion, election or renewal of an existing Borrowing) hereunder is subject to the conditions precedent that on the Borrowing Date and after giving effect to such requested Loan (i) there shall have occurred no Default or Event of Default and (ii) the representations and warranties contained in Article V shall be true and correct in all material respects with the same effect as though such representations and warranties had been made at the time of such Loan except to the extent such representations and warranties relate to a specific date they shall have been true as of such date. The Borrower's (a) notice of borrowing pursuant to Section
2.02 hereof or (b) notice of borrowing or borrowing under the ABS Agreement pursuant to Section 2.09 hereof shall be deemed to constitute a certification to the foregoing effect.

    Section 6.03. Conditions to Issuance of Insight High Yield Debt. The
                  -------------------------------------------------
effectiveness of the Lenders' consent to the Insight High Yield Debt are subject to the conditions precedent that:

    (a) Borrower's Certificate. The Administrative Agent shall have received a
        ----------------------
certificate of the Borrower which certifies to the Administrative Agent and the Lenders that no Default or Event of Default then exists or is continuing or will be caused by the issuance of the Insight High Yield Debt.

    (b) Insight High Yield Debt. The Administrative Agent shall have received
        -----------------------
evidence satisfactory to it that (i) the proceeds of the Insight High Yield Debt have been used to pay off all the obligations under the Parent Loan Agreements and (ii) the Insight High Yield Debt has been issued on substantially the terms and conditions specified in the Offering Memorandum dated September 28, 1999.


                                  ARTICLE VII.

                                   COVENANTS

    Section 7.01. Affirmative Covenants. So long as the Borrower may borrow
                  ---------------------
hereunder and until payment in full of the Notes and performance of all other obligations of the Borrower hereunder, the Borrower will:

    (a) Financial Statements. Furnish to the Administrative Agent with
        --------------------
sufficient copies for each Lender (i) as soon as available but in no event more than forty-five (45) days after the end of each of the Borrower's first three fiscal quarters of each fiscal year, Consolidated balance sheets of the Borrower and the Restricted Subsidiaries as of the close of such period and Consolidated statements of income and expense and cash flows from the beginning of the then current fiscal year and from the beginning of such fiscal quarter to the close of such period, certified by a Responsible Person and accompanied by a certificate of said Responsible Person providing a calculation of the Senior Leverage Ratio as of the end of such fiscal quarter and stating whether or not the Applicable Margin should be adjusted, stating whether any event has occurred which constitutes a Default or Event of Default and as to which is no longer continuing and as to which the Lenders have been notified and, if so, stating the facts with respect thereto, and providing calculations which establish the Borrower's compliance with the requirements or restrictions imposed by Sections 7.02(a), (k), (l), (m) and (n); (ii) as soon as available but in no event more than one hundred twenty (120) days after the close of each of the Borrower's fiscal years, copies of the annual audit report relating to the Borrower and its Restricted Subsidiaries in reasonable detail satisfactory to the Arranging Agents and prepared in accordance with GAAP by Price Waterhouse or other independent public accountants satisfactory to the Arranging Agents, together with financial statements consisting of Consolidated balance sheets of the Borrower and the Restricted Subsidiaries as of the end of such fiscal year and Consolidated statements of income and expense, changes in partners capital and cash flows of the Borrower and the Restricted Subsidiaries for such fiscal year, together with a certificate of a Responsible

Person providing a calculation of the Senior Leverage Ratio and stating whether or not the Applicable Margin should be adjusted, stating whether any event has occurred which constitutes a Default or Event of Default and, if so, stating the facts with respect thereto, and providing calculations which establish the Borrower's compliance with the requirements or restrictions imposed by Sections 7.02(a), (k), (l), (m) and (n); (iii) as soon as available but in no event more than one hundred twenty (120) days after the close of each of the Borrower's fiscal years, a letter or opinion of the accountants who prepared the annual audit report relating to the Borrower and the Restricted Subsidiaries stating whether anything in such accountants' examination has revealed the existence of any event which is continuing that constitutes an Event of Default under Sections 7.02(a), (k), (l), (m) and (n), and, if so, stating the facts with respect thereto; (iv) upon request, copies of any reports and management letters submitted to the Borrower by the Borrower's accountants in connection with any annual or interim audit of the books of the Borrower and the Restricted Subsidiaries, together with the Borrower's responses thereto, if any; (v) as soon as available, copies of monthly consolidated income statements sent by the Borrower in a general mailing to its partners; and (vi) such additional information, reports or statements as the Administrative Agent may from time to time reasonably request. Upon receipt of any such financial statements or additional information, the Administrative Agent shall forthwith forward copies thereof to each Lender.

    (b) Taxes. Pay and discharge, and cause each Restricted Subsidiary to pay
        -----
and discharge, all taxes, assessments and governmental charges upon it, its income and its properties prior to the date on which penalties are attached thereto, unless and to the extent only that (i) such taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings by the Borrower or a Restricted Subsidiary, as the case may be, (ii) reserves which are adequate under GAAP are maintained by the Borrower or a Restricted Subsidiary, as the case may be, with respect thereto, and (iii) any failure to pay and discharge such taxes, assessments and governmental charges will not have a Material Adverse Effect.

    (c) Insurance. Maintain, and cause each Restricted Subsidiary to maintain,
        ---------
insurance with responsible insurance companies against such risks, on such properties and in such amounts as is customarily maintained by similar businesses.

    (d) Existence. (i) Maintain, and subject to Section 7.02(c), cause each
        ---------
Restricted Subsidiary to maintain, its partnership or corporate existence in good standing and (ii) qualify and remain qualified to do business as a foreign partnership or corporation in each jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business is such that the failure to qualify would have a Material Adverse Effect. The Borrower will maintain, and will cause the Restricted Subsidiaries to maintain, a fiscal year ending December 31.

    (e) Authorizations. Obtain, make and keep in full force and effect, and
        --------------
cause each Restricted Subsidiary to obtain, make and keep in full force and effect, all material authorizations from and registrations with Governmental Authorities that may be required for the validity or enforceability against the Borrower, the Parent and the Restricted Subsidiaries of the Credit Documents.

    (f) Maintenance of Records. For the Borrower and each of the Restricted
        ----------------------
Subsidiaries, keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to its business and affairs. All determinations pursuant to this subsection shall be made in accordance with, or as required by, GAAP consistently applied in the opinion of such independent public accountants as shall then be regularly engaged by the Borrower.

    (g) Inspection. Permit, and cause each of the Restricted Subsidiaries to
        ----------
permit, the Administrative Agent and the Lenders to have one or more of their officers and employees, or any other Person designated by the Administrative Agent or the Lenders, upon prior reasonable notice, to visit and inspect any of the properties of the Borrower and the Restricted Subsidiaries and to examine the minute books, books of account and other records of the Borrower and the Restricted Subsidiaries and make copies thereof or extracts therefrom, and discuss its affairs, finances and accounts with its officers and, at the request of the Lenders, with the Borrower's independent accountants, during normal business hours and at such other reasonable times and as often as the Lenders may reasonably desire.

    (h) Maintenance of Property, etc. Subject to Section 7.02(c), (i) except for
        ----------------------------
ordinary wear and tear, maintain, keep and preserve, and cause each of the Restricted Subsidiaries to maintain, keep and preserve, all of their respective material properties in good repair, working order and condition and from time to time make all necessary and proper repairs, renewals, replacements, and improvements thereto, and (ii) maintain, preserve and protect, and cause each of the Restricted Subsidiaries to maintain, preserve and protect, all Franchises, licenses, copyrights, patents and trademarks (except where the failure so to do, could not reasonably be expected to have a Material Adverse Effect) so that the businesses carried on in connection therewith may be properly conducted at all times.

    (i) Conduct of Business. (i) Engage in, and cause each Restricted Subsidiary
        -------------------
to engage in, as their respective principal businesses, the direct or indirect ownership or operation of cable television systems or in directly related media activities including, without limitation, data transmission services, telephony and the production and distribution of programming, (ii) preserve, renew and keep in full force and effect, and cause each Restricted Subsidiary to preserve, renew and keep in full force and effect, all their respective material contracts, (iii) preserve, renew and keep in full force and effect and cause each Restricted Subsidiary to preserve, renew, and keep in full force and effect, all its Franchises and licenses necessary or desirable in the normal conduct of its business as now conducted, and (iv) comply with, and cause each Restricted Subsidiary to comply with, the terms of all instruments which evidence, secure or govern the indebtedness for Borrowed Money of the Borrower or any Restricted Subsidiary and the rules and regulations of all Governmental

Authorities, including without limitation all rules and regulations promulgated by the FCC or any successor Governmental Authority thereto, except where the failure to comply with clauses (i) through (iv), in any one case or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

    (j) Notification of Events of Default and Adverse Developments. Promptly
        ----------------------------------------------------------
notify the Administrative Agent upon the discovery by any Responsible Person or officer of the Borrower of the occurrence of (i) any Default or Event of Default hereunder; (ii) any event, development or circumstance whereby the financial statements most recently furnished to the Administrative Agent fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operating results of the Borrower and the Restricted Subsidiaries as of the date of such financial statements; (iii) any litigation or proceedings that are instituted or threatened (to the knowledge of the Borrower) against the Borrower or any Restricted Subsidiary or any of their respective assets which, if there is a reasonable possibility of a determination adverse to the interests of the Borrower or any Restricted Subsidiary, could reasonably be expected to have a Material Adverse Effect; and (iv) each and every event which would be an Event of Default (or an event which with the giving of notice or lapse of time or both would be an Event of Default) under any indebtedness of the Borrower or any Restricted Subsidiary for Borrowed Money, such notice to include the names and addresses of the holders of such indebtedness and the amount thereof; (v) the repeal or revocation of any Franchise, Pole Attachment Agreement, authorization, consent, exemption or license with, to or from Governmental Authorities and other Persons which are necessary in connection with the operation of the Systems owned by a Restricted Subsidiary, except, to the extent that the repeal or revocation thereof, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; and (vi) any other development in the business or affairs of the Borrower if the effect thereof could reasonably be expected to have a Material Adverse Effect; in each case describing the nature thereof and the action the Borrower proposes to take or cause to be taken with respect thereto. Upon receipt of any such notice of default or adverse development, the Administrative Agent shall forthwith give notice to each Lender of the details thereof. The Borrower shall notify the Administrative Agent and the Lenders of any and all amendments, modifications and waivers under any and all Related Documents promptly following such amendments, modifications and waivers.



    (k) ERISA. Furnish to the Lenders within ten days after a Responsible
        -----
Officer knows that any "reportable event" (as defined in Section 4043(b) of ERISA), other than a reportable event for which the 30-day notice requirement has been waived by the PBGC, has occurred with respect to a Pension Plan, a statement setting forth details as to such reportable event and the action proposed to be taken with respect thereto.

    (l) Environmental Matters. (i) Except as set forth on Schedule 3 hereto,
        ---------------------                             ----------
comply, and cause each Restricted Subsidiary to comply, in all material respects, with all applicable Environmental Laws, (ii) notify the Administrative Agent promptly after a Responsible

Person becomes aware of any material release, adverse environmental condition or material Environmental Claim in connection with the properties or facilities of the Borrower or any Subsidiary and (iii) promptly forward to the Administrative Agent a copy of any order, notice, permit, application, or any other communication or report received by the Borrower or any Subsidiary in connection with any such matters as they may affect such premises, if such matter would be reasonably likely to cause a Material Adverse Effect.

    (m) Intercompany Notes. Cause the payee of each Intercompany Note to deliver
        ------------------
the original of such Intercompany Note endorsed in blank to the Administrative Agent promptly upon receipt thereof, together with such evidence of the due execution and delivery thereof as the Administrative Agent may reasonably request.

    (n) Interest Rate Agreements. Commencing ninety (90) days following the
        ------------------------
Closing Date, maintain either a fixed rate of interest or one or more Interest Rate Agreements with respect to a notional amount equal to no less than 50% of the outstanding Loans, which Interest Rate Agreements shall have an initial minimum term at the time entered into ending May 1, 2001 and shall contain such terms and conditions as shall be satisfactory to the Arranging Agents; provided,
                                                                       --------
however, that commencing five (5) days following the tenth (10th) consecutive
-------
Business Day on which the Eurodollar Base Rate for an Interest Period of one month has been equal to or greater than six and one-half percent (6.50%) per annum, additional Interest Rate Agreements shall be entered into such that the notional amount, when added to (1) the notional amount of the Parent Term Loan A with respect to which the Parent maintains either a fixed rate of interest or interest rate swap agreements and (2) the Loans already subject to the Interest Rate Agreements shall equal to no less than sixty percent (60%) of the sum of
(A) the Loans and (B) the Parent Term Loan A, which Interest Rate Agreements shall be maintained until May 1, 2001.

    (o) KeepWell Loans. Use the proceeds of all loans received under the
        --------------
KeepWell Agreement and the New KeepWell Agreement solely to pay the interest of or principal of the Loans for which loans under the KeepWell Agreement and the New KeepWell Agreement were made.

    (p) Covenants Regarding Restricted Subsidiaries and Permitted Acquisitions.
        ----------------------------------------------------------------------
At the time of (i) the purchase by the Borrower or any Restricted Subsidiary of any interests in any other Restricted Subsidiary, or (ii) the formation or designation of any new Restricted Subsidiary which is permitted under this Agreement, the Borrower will, and will cause such Restricted Subsidiary, as appropriate, to (A) provide to the Administrative Agent an executed Hypothecation Agreement for any new Restricted Subsidiary, in substantially the form of Exhibit F attached hereto, together with appropriate financing statements under the Uniform Commercial Code for all jurisdictions as may be necessary, and an executed Subsidiary Guarantee for such new Restricted Subsidiary, in substantially the form of Exhibit G attached hereto, which shall constitute Credit Documents for purposes of this Agreement; and (B) pledge to the Administrative Agent all Intercompany Notes of such Restricted Subsidiary in respect of any Intercompany Loans to be held by the Administrative Agent in accordance with the terms of the Hypothecation Agreement, and execute and deliver to the Administrative Agent all such documentation for such pledge as, in the reasonable opinion of the Administrative Agent, is appropriate.

    Section 7.02. Negative Covenants. So long as the Borrower may borrow
                  ------------------
hereunder and until payment in full of the Notes and performance of all other obligations of the Borrower hereunder:

    (a) Borrowing. The Borrower will not:
        ---------

        (i) Create, incur or assume any liability or obligation for Borrowed Money or permit any Restricted Subsidiary so to do, except, (A) the Loans, obligations under the Credit Documents, (B) prior to issuance of the Insight High Yield Debt, obligations under the Parent Credit Documents, (C) Capitalized Lease Obligations in an aggregate amount not greater than five million dollars ($5,000,000) and (D) other indebtedness of the Borrower or any Restricted Subsidiary containing terms and conditions no more onerous than contained herein in an aggregate principal amount (not including the indebtedness for Borrowed Money specified in clause (C) (above) not exceeding ten million dollars ($10,000,000); or

        (ii) Permit any Unrestricted Subsidiary to create, incur, assume or suffer to exist any liability or obligation of indebtedness for Borrowed Money unless the terms of the agreements evidencing such indebtedness for Borrowed Money shall explicitly (A) limit the lender's recourse thereunder to the assets of such Unrestricted Subsidiary and (B) provide that such Unrestricted Subsidiary's partners or shareholders, as the case may be, shall have no liability in respect of such indebtedness for Borrowed Money.

    (b) Mortgages and Pledges. The Borrower will not create, incur, assume or
        ---------------------
suffer to exist, or permit any Restricted Subsidiary to create, incur, assume or suffer to exist, any Lien upon or in any of their respective properties or assets, whether now owned or hereafter acquired or enter into or suffer to exist any agreement or other instrument binding on the Borrower or any Restricted Subsidiary or affecting any of their respective properties which prohibits, requires the consent of any Person for or otherwise restricts the creation of any Lien in favor of the Lenders, except (i) Liens incurred in the ordinary course of business (other than Liens to secure indebtedness for Borrowed Money),
(ii) Liens in respect of Capitalized Lease Obligations which are permitted to be incurred under Section 7.02(a)(i), (iii) Liens incurred in connection with a Permitted Acquisition (including Liens not created at the time of or in contemplation of the Permitted Acquisition) and (iv) Permitted Encumbrances.

    (c) Asset Acquisitions and Sales. The Borrower will not:
        ----------------------------

        (i) enter into, or permit any Restricted Subsidiary to enter into, any Asset Acquisition or Asset Sale, except the Borrower and the Restricted Subsidiaries may:

            (A) transfer to or exchange with each other any of their respective assets or equity interests in any Restricted Subsidiary; provided that in
                                                             --------
    connection with each such exchange, the Borrower and each Restricted Subsidiary shall execute, deliver and file each document and other instrument necessary to maintain the Liens granted under the Hypothecation Agreements;

            (B) consummate Asset Sales with any Person; provided that such
                                                        --------
    assets sold or exchanged (1) do not contribute more than 15% of Cash Flow for the most recently completed four fiscal quarters and (2) when aggregated with all Asset Sales previously consummated by the Borrower and the Restricted Subsidiaries since the Closing Date, would not have generated Cash Flow in an amount in excess of 30% of Cash Flow for the most recently completed four fiscal quarters;

            (C) acquire any Permitted Acquisition; provided that the purchase
                                                   --------
    price of such acquisitions, when aggregated with the purchase price of all Permitted Acquisitions which were acquired by the Borrower or a Restricted Subsidiary since April 30, 1998 shall not be greater than fifty million dollars ($50,000,000) (not taking into account acquisitions otherwise permitted by this Section 7.02(c)(i));

            (D) purchase assets that constitute capital expenditures to the extent permitted by Section 7.02(k);

            (E) sell, lease or otherwise dispose of any of their obsolete equipment, excess equipment no longer needed in the conduct of business and equipment being replaced with other equipment;

            (F) make transfers permitted pursuant to Section 7.02(g);

            (G) the Borrower and the Restricted Subsidiaries may purchase, acquire, sell or otherwise dispose of stock or partnership interests, or any other interest, of any Person to the extent permitted by Section 7.02(f); and

            (H) the Borrower and the Restricted Subsidiaries may sell, exchange or otherwise dispose of obsolete cable, fiber or similar items, which have been replaced through capital expenditures permitted by Section 7.02(k), in the ordinary course of business.

        (ii) Permit any Unrestricted Subsidiary to purchase, lease or otherwise acquire assets of any Person or sell, lease, or otherwise dispose of any of its assets, except purchases, leases, sales or other acquisitions or dispositions of assets, (A) on terms no less favorable than if such purchase, lease, sale or other acquisition or disposition were conducted on an arm's-length basis, (B) pursuant to agreements which expressly limit the recourse of the other party thereunder to such Unrestricted Subsidiary's assets and (C) pursuant to agreements which expressly provide that such Unrestricted Subsidiary's partners or shareholders, as the case may be, shall have no liability for any claims or obligations owing in respect of such agreements.

    (d) Mergers and Consolidations. The Borrower will not
        --------------------------

        (i) enter into, or permit any Restricted Subsidiary to enter into, any merger or consolidation, except such acquisitions by merger or consolidation whereby upon completion of the merger the surviving entity becomes a Restricted Subsidiary; provided that any Restricted Subsidiary may merge with and into the Borrower or any other Restricted Subsidiary, so long as the Borrower is the surviving entity in the case of a merger with the Borrower; or

        (ii) Permit any Unrestricted Subsidiary to enter into any merger or consolidation, except mergers or consolidations (A) with any required consent of the partners or shareholders, as the case may be, (B) pursuant to agreements which expressly limit the recourse of the other party thereunder to such Unrestricted Subsidiary's assets and (C) pursuant to agreements which expressly provide that such Unrestricted Subsidiary's partners or shareholders, as the case may be, shall have no liability for any claims or obligations owing in respect of such agreements.

    (e) Contingent Liabilities. The Borrower shall not assume, guarantee,
        ----------------------
endorse, contingently agree to purchase or otherwise become liable upon, or permit any Restricted Subsidiary or Unrestricted Subsidiary to assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon, the obligation of any Person (all such transactions herein being referred to as "Contingent Liabilities"), except:

        (i) in the ordinary course of business of the Borrower, a Restricted Subsidiary or an Unrestricted Subsidiary, as the case may be;

        (ii) the Contingent Liabilities which will be incurred in connection with a Permitted Acquisition; provided that the incurrence of such
                                  --------
    Contingent Liabilities, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect;

        (iii) by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business of the Borrower, a Restricted Subsidiary or an Unrestricted Subsidiary, as the case may be;

        (iv) Contingent Liabilities created, incurred or assumed by any Unrestricted Subsidiary, provided that the terms of the agreements
                             --------
    evidencing such Contingent Liabilities shall explicitly (1) limit recourse thereunder to the assets of such Unrestricted Subsidiary and (2) provide that such Unrestricted Subsidiary's partners or shareholders, as the case may be, shall have no liability in respect of such contingent liability; and

        (v) in connection with the Credit Documents and Related Documents.

    (f) Loans and Investments. The Borrower shall not purchase or acquire, or
        ---------------------
permit any Restricted Subsidiary to purchase or acquire, the obligations, stock or partnership interest of, or any other interest in, or make loans or advances to, any Person, except (i) direct obligations of the United States of America with a maturity not exceeding one year, (ii) certificates of deposit with a maturity not exceeding one year issued by a Lender or a commercial bank, chartered under the laws of the United States of America or one of the states thereof and a member of the Federal Reserve System with a long-term debt rating in one of the two highest categories then provided for by a nationally recognized rating agency, (iii) commercial paper with a remaining maturity of two hundred seventy (270) days or less with a debt rating in the highest category then provided for by a nationally recognized rating agency and issued by a corporation organized under the laws of any state, (iv) investments in mutual funds that invest in any of the foregoing investments described in clauses (i)-(iii) above, (v) Intercompany Loans, (vi) other loans to and investments in Persons that are engaged primarily in the cable television business, including pay cable service, or in the business of acquiring, owning, expanding, operating and maintaining cable television systems, or in directly related media activities including without limitations, data transmission services, telephony and the production and distribution of programming; provided
                                                                        --------
that (x) the Senior Leverage Ratio (taking into account the Senior Debt on the date of determination) is less than 4.00:1.00 and (y) the aggregate principal amount of such loans and investments do not exceed twenty-five million dollars ($25,000,000), and (vii) loans or investments made or incurred in connection with Permitted Acquisitions and the other transactions permitted by Section 7.02(c)(i).

    (g) Restricted Payments By Borrower. The Borrower shall not make, or permit
        -------------------------------
any Restricted Subsidiary to make, any Restricted Payment, except the following Restricted Payments may be made from time to time:

        (i) each of the Borrower and its Restricted Subsidiaries may make Restricted Payments to each other;

        (ii) the Operating Subsidiary may pay Management Fees payable under the Management Agreement if no Default or Event of Default exists or would exist after giving effect to such Restricted Payment;

        (iii) (A) prior to the issuance of the Insight High Yield Debt, the Borrower may make a Restricted Payment in an amount equal to the amount of the interest or scheduled installments of principal of the Parent Term Loan A as in effect on the Closing Date to be paid under the Parent Term Loan A Agreement at the time such interest payment or scheduled installments of principal are due and payable thereunder if no Default or Event of Default exists or would exist after giving effect to such Restricted Payment; and
    (B) after the issuance of the Insight High Yield Debt, the Borrower may make a Restricted Payment in an amount equal to the amount of scheduled cash interest payments on the Insight High Yield Debt at the time such interest payment is due and payable if no Default or Event of Default exists or would exist after giving effect to such Restricted Payment;

        (iv) the Borrower may pay a dividend or distribution to the Manager and TCI of Indiana Holdings, LLC in respect of its equity interests of Borrower to the extent necessary to permit the Manager and TCI of Indiana Holdings, LLC to receive tax distributions in an amount equal to the cumulative taxable income of Borrower allocated to the Manager and TCI of Indiana Holdings, LLC multiplied by the highest applicable combined federal, state and city individual income tax rate (including, to the extent applicable, alternative minimum tax) solely as a result of Borrower (and any intermediate entity through which such holder owns such equity interests) being a partnership or similar pass-through entity for federal income tax purposes; provided that no Default or Event of Default exists or would exist after giving effect to the contemplated Restricted Payment;

        (v) in the event Satellite Services, Inc. ("SSI") is deemed an Affiliate of the Borrower, the Borrower may make payments to SSI as provided in the Satellite Services, Inc. Agreement between the Borrower and SSI;

        (vi) the Borrower and its Subsidiaries may repay any loans made pursuant to the KeepWell Agreement;

        (vii) the Borrower and its Restricted Subsidiaries may make Restricted Payments in an amount not to exceed 50% of Excess Cash Flow of the immediately preceding fiscal year if (A) no Default or Event of Default exists or would exist after giving effect to such Restricted Payment and (B) the Senior Leverage Ratio (taking into account the Senior Debt on the date of determination) is less than 5.00 to 1.00; and

        (viii) the Operating Subsidiary and the Borrower may make payments which are required to be made to TCI LLC or the TCI Subsidiaries under Section
    10.2 of that certain Contribution Agreement dated as of October 30, 1997 between InterMedia Capital Management VI, L.P. ("ICM") and the TCI
                                                     ---
    Subsidiaries, as assigned by ICM to Leo J. Hindery, Jr. ("Hindery"), by
                                                              -------
    Hindery to ICP-VI, by ICP-VI to the Parent, by the Parent to the Borrower and by the Borrower to the Operating Subsidiary, and as assigned by the TCI Subsidiaries to TCI LLC, as amended, restated, modified or supplemented from time to time.

    (h) Subsidiaries. The Borrower shall not own any Subsidiary other than the
        ------------
Restricted Subsidiaries and the Unrestricted Subsidiaries.

    (i) Transactions with Affiliates. The Borrower shall not enter into or
        ----------------------------
permit to exist, or cause any Restricted Subsidiary to enter into or permit to exist, any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Borrower on terms that are less favorable to the Borrower or such Restricted Subsidiary than those that would be obtainable at the time in an arm's-length transaction with any Person who is not such an Affiliate; provided
                                                                       --------
that this subsection (i) shall not be deemed to prohibit (i) any transaction or payment provided for in any Related Document, (ii) any Restricted Payment permitted under Section 7.02(g) hereof, (iii) any transaction or payment between Restricted Subsidiaries or between the Borrower and any Restricted Subsidiary, or (iv) transactions contemplated by the KeepWell Agreement and the New Keepwell Agreement, subject to the terms and conditions hereunder.

    (j) Related Documents. Neither the Borrower nor the Parent shall amend,
        -----------------
supplement or otherwise modify or waive any material term or condition of any Related Document (other than the Parent Credit Documents) or the Insight Indenture or other documents pertaining to the issuance of the Insight High Yield Debt in any respect materially adverse to the Lenders without the consent of the Arranging Agents.

    (k) Capital Expenditures. Until the Senior Leverage Ratio is below
        --------------------
5.00:1.00, the Borrower shall not incur, or permit any Restricted Subsidiary to incur, any capital expenditure exceeding in the aggregate the amounts set forth below (on the Closing Date hereof, the amount of such Unused Amount being $74,100,000):


    Capital Expenditure Limit                Period
    -------------------------                ------
    $52,800,000 plus            On or after the Closing Date and
    Unused Amounts              before January 1, 2000

    $39,300,000 plus            On or after January 1, 2000 and
    Unused Amounts              before January 1, 2001

    and on or after January 1, 2001 such limit on capital expenditures for any fiscal year shall be equal to 115% of the projected yearly capital expenditures as set forth in the projections dated as of Closing Date delivered to the Lenders plus all Unused Amounts.

    (l) Senior Leverage Ratio. The Borrower shall not permit, as of the end of
        ---------------------
any fiscal quarter, the Senior Leverage Ratio to be more than:


      Ratio                              Period
      -----                              ------
    6.50:1.00      On or after the Closing Date and before April 1, 2000

    6.25:1.00      On or after April 1, 2000 and before October 1, 2000

    6.00:1.00      On or after October 1, 2000 and before April 1, 2001

    5.50:1.00      On or after April 1, 2001 and before January 1, 2002

    5.00:1.00      On or after January 1, 2002 and before January 1, 2003

    4.50:1.00      On or after January 1, 2003


    (m) Interest Coverage Ratio. The Borrower shall not permit, as of the end of
        -----------------------
any fiscal quarter, the Interest Coverage Ratio to be less than:


      Ratio                              Period
      -----                              ------
    1.40:1.00      On or after the Closing Date and before July 1, 2000

    1.50:1.00      On or after July 1, 2000 and before January 1, 2002

    1.75:1.00      On or after January 1, 2002 and before July 1, 2002

    2.00:1.00      On or after July 1, 2002


    (n) Annualized Cash Flow to Pro Forma Debt Service. The Borrower shall not
        ----------------------------------------------
permit, as of the end of any fiscal quarter, the ratio of Annualized Cash Flow to Pro Forma Debt Service to be less than 1.10:1.00.

    (o) Use of Proceeds. The Borrower shall use the proceeds of the Loans only
        ---------------
(i) to make or enable a Restricted Subsidiary to make Permitted Acquisitions,
(ii) for general partnership purposes of the Borrower or its Restricted Subsidiaries, including working capital, capital expenditures and transaction costs associated with any transaction consummated by the Borrower or any Restricted Subsidiary which are permitted by the terms of this Agreement and (iii) to make the payments required to be made in connection with the consummation of the transactions contemplated by this Agreement, the Borrower Partnership Agreement, the other Related Documents and the Parent Loan Agreements.

    (p) ERISA. Neither the Borrower nor any member of the Borrower's ERISA Group
        -----
will sponsor, contribute to or otherwise participate in, or obligate itself to a sponsor, contribute to or otherwise participate in, any Multiemployer Plan or any Pension Plan subject to the minimum funding requirements of ERISA.


                                  ARTICLE VIII.

                                EVENTS OF DEFAULT

    Section 8.01. Events of Default. If one or more of the following events
                  -----------------
(each an "Event of Default") shall occur:

    (a) Default shall be made in the payment of (i) any installment of principal of any Loan when due and payable, whether at maturity or otherwise; or (ii) any installment of interest upon any Loan when due and payable or of any other amounts due hereunder, and such default shall continue unremedied for three (3) Business Days; or

    (b) (i) Default shall be made in the due observance or performance of any term, covenant, or agreement contained in (A) Sections 7.01(d)(i), (B) Section 7.02, (C) any Hypothecation Agreement; (D) any Guarantee or (E) Section 2 of the KeepWell Agreement; or (ii) default shall be made in the due observance or performance of any other term, covenant, or agreement contained in the KeepWell Agreement, and such default shall have continued unremedied for a period of fifteen (15) days after TCI CVC or the TCI Subsidiaries (as such term is defined in the KeepWell Agreement) becomes aware of such default; or

    (c) (i) prior to the issuance of the Insight High Yield Debt, (A) a Parent Term Loan A Event of Default (other than a Parent Term Loan A Event of Default arising solely as a result of an Event of Default occurring hereunder) shall have occurred and be continuing; or (B) a Parent Term Loan B Event of Default set forth in Section 8.01(b) or Sections 8.01(h) or (i) with respect to any Guarantor (as defined in the Parent Term Loan B Agreement) shall have occurred and be continuing; or (ii) after the issuance of the Insight High Yield Debt, an Insight Indenture Event of Default (other than an Insight Indenture Event of Default arising solely as a result of an Event of Default occurring hereunder) shall have occurred and be continuing; or

    (d) Default shall be made in the due observance or performance of any other term, covenant or agreement contained in this Agreement, and such default shall have continued unremedied for a period of thirty (30) days after any Responsible Person becomes aware of such default; or

    (e) Any representation or warranty made in any Credit Document or any statement or representation made in any certificate, report or opinion delivered in connection herewith shall prove to have been misleading in any material respect when made; or

    (f) Any obligation of the Borrower (other than its obligations hereunder), any Restricted Subsidiary or any Guarantor for the payment of indebtedness for Borrowed Money (to the extent that such indebtedness exceeds five million dollars ($5,000,000) in the aggregate) is not paid when due or becomes or is declared to be due and payable prior to the expressed maturity thereof, or there shall have occurred an event which, with the giving of notice or lapse of time, or both, would cause any such obligation to become, or allow any such obligation to be declared to be, due and payable, except obligations in the aggregate not in excess of five million dollars ($5,000,000); or

    (g) The Liens created by the Hypothecation Agreements shall at any time not constitute a valid and perfected Lien on the collateral described therein (to the extent perfection by filing, registration or possession is required herein or therein), subject to no pari passu or prior Lien other than Liens permitted
                           ---- -----
hereunder or under the Hypothecation Agreements, or any material provision of any Hypothecation Agreement shall at any time cease to be in full force and effect (other than in accordance with the terms thereof) other than any loss of perfection or priority of the Lien on the Intercompany Notes, stock certificates or any Securities as defined in the Uniform Commercial Code, due to the Administrative Agent's failure to maintain proper possession thereof, or any party (other than the Lenders) thereto shall so assert in writing; or

    (h) An involuntary case or other proceeding shall be commenced against the Borrower, any Restricted Subsidiary or any Guarantor or any general partner of the Borrower, any Restricted Subsidiary or a Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any applicable federal or state bankruptcy, insolvency, reorganization or similar law now or hereafter in effect or seeking the appointment of a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed, or an order or decree approving or ordering any of the foregoing shall be entered and continued unstayed and in effect, in any such event, for a period of sixty (60) days; or

    (i) The commencement by the Borrower, any Restricted Subsidiary or any Guarantor or any general partner of the Borrower, any Restricted Subsidiary or a Guarantor of a voluntary liquidation or case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by any of them to the entry of a decree or order for relief in respect of the Borrower, any Restricted Subsidiary or any Guarantor or any general partner of the Borrower, any Restricted Subsidiary or a Guarantor in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against any of them, or the filing by any of them of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by any of them to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Borrower, any Restricted Subsidiary or any Guarantor or any general partner of the Borrower, any Restricted Subsidiary or a Guarantor or any substantial part of their respective property, or the making by any of them of an assignment for the benefit of creditors, or the admission by any of them in writing of inability to pay their debts generally as they become due, or the taking of any action by the Borrower, any Restricted Subsidiary or any Guarantor or any general partner of the Borrower, any Restricted Subsidiary or a Guarantor in furtherance of any such action; or

    (j) One or more judgments against the Borrower, any Restricted Subsidiary or any Guarantor or any general partner of the Borrower, any Restricted Subsidiary or a Guarantor or attachments against its property, which in the aggregate exceed five million dollars ($5,000,000) (to the extent not covered by insurance), or the operation or result of which could be to interfere materially and adversely with the conduct of the business of the Borrower, such Restricted Subsidiary or such Guarantor or general partner remain unpaid, unstayed on appeal, undischarged, unbonded, or undismissed for a period of thirty (30) days; or

    (k) There shall have occurred a breach of the Borrower Partnership Agreement, resulting in the Parent no longer acting as the general partner thereof; or there shall have occurred a breach of the Parent Partnership Agreement, resulting in the Ultimate Parent no longer acting as the general partner thereof;

    (l) The Parent shall fail to own directly 99.999% of the Borrower or Insight Kentucky Capital shall fail to own .001% of the Borrower; or

    (m) TCI shall fail to own directly or indirectly at least 30% of the equity of the Borrower on a fully diluted basis at all times;

then (i) upon the occurrence or at any time during the continuance of any of the foregoing Events of Default, the obligation of the Lenders to make any further Loans under this Agreement shall terminate upon declaration to that effect delivered by the Administrative Agent to the Borrower and (ii) upon the happening of any of the foregoing Events of Default which shall be continuing, the Notes shall become and be immediately due and payable upon declaration to that effect delivered by the Administrative Agent to the Borrower; provided that
                                                                   --------
upon the happening of any event specified in Section 8.01(h) or (i), the Notes shall become immediately due and payable and the obligation of the Lenders to make any further Loans hereunder shall terminate without declaration or other notice to the Borrower. At any time the Notes shall become and be immediately due and payable in accordance with the foregoing, any Lender may realize on the security interest and lien, and exercise the rights, granted to it in Section 11.02. The Borrower expressly waives any presentment, demand, protest or other notice of any kind.

    Section 8.02. Payments Subsequent to Declaration of Event of Default.
                  ------------------------------------------------------
Subsequent to the acceleration of the Loans under Section 8.01 hereof, payments and prepayments under this Agreement made to any of the Administrative Agent and the Lenders or otherwise received by any of such Persons (from realization on Collateral for the Loans or otherwise) shall be paid over to the Administrative Agent (if necessary) and distributed by the Administrative Agent as follows: first, to the Administrative Agent's reasonable costs and expenses, if any,
-----
incurred in connection with the collection of such payment or prepayment, including, without limitation, any reasonable costs incurred by it in connection with the sale or disposition of any Collateral for the obligations and all amounts under Section 11.03 hereof; second, to the Lenders and the
                                    ------
Administrative Agent for any fees hereunder or under any of the other Credit Documents then due and payable; third, to the Lenders and the Swing Line Lender
                                -----
pro rata on the basis of their respective unpaid principal amounts, to the payment of any unpaid interest which may have accrued on the Loans; fourth, to
                                                                    ------
the Swing Line Lender, to any unpaid principal of Swing Line Loans outstanding; fifth, to the Lenders pro rata until all Loans have been paid in full (and, for
-----
purposes of this clause, obligations under Interest Rate Agreements with the Lenders or any of them shall be paid on a pro rata basis with the Loans); sixth,
                                                                          -----
to the Lenders and the Swing Line Lender pro rata on the basis of their respective unpaid amounts, to the payment of any other unpaid amounts under the Credit Documents; and seventh, to the Borrower or as otherwise required by law.
                      -------

                                  ARTICLE IX.

                    THE ADMINISTRATIVE AGENTS AND THE LENDERS

    Section 9.01. Appointment, Powers and Immunities.
                  ----------------------------------


    (a) Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder with such powers as are specifically delegated to it by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto, including, without limitation, the execution and delivery by the Administrative Agent on behalf of such Lender of any document related thereto and the exercise by the Administrative Agent of the powers delegated to the Administrative Agent thereby, and the Administrative Agent hereby accepts such appointment subject to the terms hereof. The relationship between the Administrative Agent and the Lenders shall be that of agent and principal only and nothing herein shall be construed to constitute the

Administrative Agent a trustee for any Lender nor to impose on the Administrative Agent duties or obligations other than those expressly provided for herein. The Administrative Agent: (i) shall not be responsible to any of the Lenders for any recitals, statements, representations or warranties contained in this Agreement, the Hypothecation Agreements, the Guarantees or any other Credit Document, or any certificate or other document referred to or provided for in, or received by any of the Lenders under or in connection with, this Agreement or the other Credit Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or the other Credit Documents or any other document referred to or provided for herein or therein or for any failure by the Borrower or any other Person to perform any of its obligations hereunder or thereunder; (ii) shall not be required to initiate or conduct any litigation or collection proceedings hereunder except to the extent requested by the Majority Lenders; and (iii) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care; and

    (b) Notwithstanding any other provision hereunder, each Lender hereby instructs and authorizes the Administrative Agent to, upon the issuance of the Insight High Yield Debt, terminate the following agreements: (i) the KeepWell Agreement, including the negative pledge of the capital stock of TCI CVC and of the securities held at TCI CVC pursuant to the KeepWell Agreement; (ii) the KeepWell Subordination Agreement; and (iii) the Intercreditor Agreement. The foregoing agreements will be deemed automatically terminated upon issuance of the Insight High Yield Debt. Upon the issuance of the Insight High Yield Debt, all provisions relating to any of the aforementioned documents and to the Parent Term Loans shall no longer have any force and effect thereafter.

    Section 9.02. Sharing of Payments and Expenses. Except for payments with
                  --------------------------------
respect to any Swing Line Loan and except as provided in Section 8.02, all funds received by the Administrative Agent in respect of payments made by the Borrower pursuant to, or from any Person on account of, this Agreement or any other Credit Document shall be distributed forthwith by the Administrative Agent, in like currency and funds as received, ratably among the Revolving Credit Loans, Term Loan A and Term Loan B on the basis of the respective unpaid principal amounts outstanding under the Notes immediately prior to such payment and then among the Lenders, in accordance with Section 4.01. In the event that any Lender shall receive from the Borrower or any other source any payment of, on account of, or for or under this Agreement or any other Credit Document (whether received pursuant to the exercise of any right of set-off, banker's lien, realization upon any security held for or appropriated to such obligation or otherwise as permitted by law) other than pro rata, then such Lender shall purchase from each other Lender so much of its interest in obligations of the Borrower as shall be necessary in order that each Lender shall share such payment proportionately with each of the other Lenders; provided that no Lender
                                                        --------
shall purchase any
interest of any Lender that does not, to the extent that it may lawfully do so, set off against the balance of any deposit accounts maintained with it the obligations due to it under this Agreement; and provided further that nothing
                                                ----------------
herein contained shall obligate any Lender to apply any set-off or banker's lien or collateral security permitted hereby first to the obligations of the Borrower hereunder if the Borrower is obligated to such Lender pursuant to other loans or notes, but any such application of proceeds shall be pro rata among the obligations of the Borrower to such Lender. In the event that any purchasing Lender shall be required to return any excess payment received by it, the purchase shall be rescinded and the purchase price restored to the extent of such return, but without interest.

    Section 9.03. The Administrative Agent's Liabilities. Each of the Lenders
                  --------------------------------------
and the Borrower agrees that (a) neither the Administrative Agent in such capacity nor any of its officers or employees shall be liable for any action taken or omitted to be taken by any of them hereunder except for their own gross negligence or willful misconduct, (b) neither the Administrative Agent in such capacity nor any of its officers or employees shall be liable for any action taken or omitted to be taken by any of them in good faith in reliance upon the advice of counsel, independent public accountants or other experts selected by the Administrative Agent, and (c) the Administrative Agent in such capacity shall be entitled to rely upon any notice, consent, certificate, statement or other document (including any telegram, cable, telex, facsimile or telephone transmission) believed by it to be genuine and correct and to have been signed and/or sent by the proper Persons.

    Section 9.04. Defaults and Events of Default. The Administrative Agent shall
                  ------------------------------
not be deemed to have knowledge of the occurrence of a Default or Event of Default (other than the non-payment of principal of or interest on Loans) unless it shall have received notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, the Administrative Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment). The Administrative Agent shall (subject to
Section 9.08 hereof) take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Lenders; provided that,
                                                                 --------
unless and until the Administrative Agent shall have received such directions, the Administrative Agent may take such action, or refrain from taking such action, with respect to such Default and Event of Default as the Administrative Agent shall deem advisable in the best interest of the Lenders.

    Section 9.05. Rights as a Lender. With respect to its Revolving Credit
                  ------------------
Commitment and the Loans made by it, Toronto Dominion (Texas), Inc., in its capacity as a Lender hereunder, shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it was not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower and any affiliates of the Borrower as if it were not acting as the Administrative Agent, and the Administrative Agent may accept fees and other consideration from the Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

    The Borrower and each Lender, by their execution of this Agreement, hereby acknowledge that one or more of the Lenders or their affiliates may own or hereafter acquire limited partnership interests in the Parent or the Ultimate Parent. The Borrower and each Lender agree that such Lenders shall be entitled to exercise or refrain from exercising their rights hereunder in their sole discretion and regardless of the interests of the other Lenders hereunder. The Borrower and each Lender hereby waive, to the extent permitted by applicable law, any action, claim, or defense against such Lenders based on or arising out of such ownership. Such waiver shall be binding upon each Participant or Assignee hereunder.

    Section 9.06. Lender Credit Decision. Neither the Administrative Agent nor
                  ----------------------
any of its officers or employees has any responsibility for, gives any guaranty in respect of, nor makes any representation to the Lenders as to, (a) the condition, financial or otherwise, of the Borrower, any Subsidiary, the pledgor under any Hypothecation Agreement or any Guarantor or the truth of any representation or warranty made herein or in any other Credit Document, or in connection herewith or therewith or (b) the validity, execution, sufficiency, effectiveness, construction, adequacy, enforceability or value of this Agreement or any other Credit Document or any other document or instrument related hereto or thereto. Except as otherwise provided herein, the Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect to the operations, business, property, condition or creditworthiness of the Borrower, any Subsidiary, any Guarantor or any pledgor under a Hypothecation Agreement, whether such information comes into its possession on or before the date hereof or at any time thereafter. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will independently and without reliance upon the Administrative Agent or any other Lender, based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement or any other Credit Document.

    Section 9.07. Indemnification. The Lenders agree (which agreement shall
                  ---------------
survive payment of the Loans and the Notes) to indemnify the Administrative Agent, to the extent not reimbursed by the Borrower or Guarantors, ratably in accordance with the sum of their respective Term Loans plus their respective Revolving Credit Commitments or after the Revolving Credit Termination Date, their respective Revolving Credit Loans (as of the time of the incurrence of the liability being indemnified against) from and against any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Credit Document, or any action taken or omitted to be taken by the Administrative Agent hereunder or thereunder; provided that no Lender shall be liable for any portion of such
            --------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent or any of its officers or employees. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in such capacity in connection with the preparation, execution or enforcement of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Credit Document or any amendments or supplements hereto or thereto, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower.

    Section 9.08. Failure to Act. Except for action expressly required of the
                  --------------
Administrative Agent hereunder or under any other Credit Document, the Administrative Agent shall, in all cases, be fully justified in failing or refusing to act hereunder or thereunder unless it shall be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

    Section 9.09. Resignation of Administrative Agent. Subject to the
                  -----------------------------------
appointment and acceptance of a successor to the Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent reasonably acceptable to the Borrower. If no successor Administrative Agent reasonably acceptable to the Borrower shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after a retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of such retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent reasonably acceptable to the Borrower, which shall either be a Lender or be a bank organized under the laws of the United States of America or any state having an office (or an affiliate with an office) in New York, New York, and a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as an Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After a retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as an Administrative Agent.

         Section 9.10 Withholding Tax Exemption. Not later than the Closing Date
                      -------------------------
or, if such date does not occur within thirty (30) days after the date of this Agreement, by the end of such thirty day period, each Lender agrees that it will deliver to the Borrower and the Administrative Agent (a), if such Lender is a "bank" under Section 881(c)(3)(A) of the Code, either (i) a statement that it is organized under the laws of or incorporated in the United States of America or
(ii) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, indicating in each case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes as permitted by the Code or, (b) if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and which intends to claim exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Lender delivers a Form W-8, a certificate representing that such Lender is not a bank for purposes of
Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Lender, indicating that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes as permitted by the Code. Each Lender which delivers to the Borrower and the Administrative Agent a Form 1001, 4224 or W-8, or successor applicable form, pursuant to the next preceding sentence further undertakes to deliver to the Borrower and the Administrative Agent two further copies of the said Form 1001, 4224 or W-8, or successor applicable form, as the case may be, as and when the previous form filed by it hereunder shall expire or shall become incomplete or inaccurate in any respect, unless in any of such cases an event has occurred prior to the date on which any such delivery would otherwise be required which renders such forms inapplicable.

    Section 9.11. Duties and Obligations of Arranging Agents and Syndication
                  ----------------------------------------------------------
Agents. The Arranging Agents and Syndication Agents have no duties or
------
obligations in such capacity under this Agreement.



                                   ARTICLE X.

                  CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

    Section 10.01. Consent to Jurisdiction. The Borrower and the Parent each
                   -----------------------
hereby irrevocably submit to the non-exclusive jurisdiction of any state or federal court in The City of New York located in the borough of Manhattan for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and each other Credit Document. The Borrower and the Parent each hereby appoint The United States Corporation Company, with offices on the date hereof at 375 Hudson Street, New York, New York,

10014-3660, as its authorized agent on whom process may be served in any action which may be instituted against it by the Administrative Agent or the Lenders in any state or federal court in New York City, arising out of or relating to any Loan or this Agreement and each other Credit Document. Service of process upon such authorized agent and written notice of such service to the Borrower or the Parent, as the case may be, shall be deemed in every respect effective service of process upon the Borrower or the Parent, as the case may be, and the Borrower and the Parent each hereby irrevocably consent to the jurisdiction of any such court in any such action and to the laying of venue in The City of New York. The Borrower and the Parent each hereby irrevocably waive any objection to the laying of the venue of any such suit, action or proceeding brought in the aforesaid courts and hereby irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Notwithstanding the foregoing, nothing herein shall in any way affect the right of the Administrative Agent or any Lender to bring any action arising out of or relating to the Loans or this Agreement and each other Credit Document in any competent court elsewhere having jurisdiction over the Borrower or the Parent, as the case may be, or their property.

         SECTION 10.02. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS
                        --------------------
AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.


                                   ARTICLE XI.

                                  MISCELLANEOUS

    Section 11.01. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND
                   --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

    Section 11.02. Set-off. As security for its obligations hereunder, the
                   -------
Borrower hereby grants to each Lender a security interest in, lien upon, and right of set-off against any amounts standing to the credit of the Borrower on the books of such Lender in any deposit or other account maintained with any branch of such Lender.

         Section 11.03. Expenses; Indemnification. The Borrower agrees to pay
                        -------------------------
(a) all reasonable out-of-pocket expenses of the Arranging Agents (including the reasonable fees and expenses of Powell, Goldstein, Frazer & Murphy LLP, as counsel to the Administrative Agent in an amount, when added to the fees and expenses incurred in connection with the Parent Loan Agreements, not to exceed three hundred thousand dollars ($300,000)) in connection with the preparation of this Agreement and the other Credit Documents and any amendments or supplements hereto or thereto or waivers or consents relating hereto or thereto and (b) all out-of-pocket expenses incurred by the Administrative Agent and any Lender, including reasonable fees and disbursements of counsel and other professional fees, in connection with a Default or Event of Default, the enforcement of the Credit Documents and collection and other proceedings resulting therefrom. The Borrower shall indemnify each Lender against any transfer taxes, documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or the other Credit Documents.

    In addition to the payment of expenses pursuant to the preceding paragraph, whether or not the transactions contemplated hereby shall be consummated, the Borrower agrees (which agreement is in addition to the provisions of Section 4.04(a) and not in duplication or limitation thereof) to indemnify, pay and hold the Lenders and the Arranging Agents, and the officers, directors, employees and agents of the Lenders and the Arranging Agents (collectively called the "Indemnitees"), harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto) that may be imposed on, incurred by, or asserted against such Indemnitee, in any manner relating to or arising out of this Agreement or the other Credit Documents and any liability arising from any Environmental Law, the Lenders' agreement to make the Loans or, the making of the Loans, or in any way arising from any actions in connection with the transactions contemplated by the Related Documents, including without limitation, the pledge or release of any collateral and in particular the pledges of partnership interests or the use or intended use of the proceeds of the Loans (the "indemnified liabilities"); provided that
                                                                  --------
the Borrower shall have no obligation to an Indemnitee hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them.

    Section 11.04. Amendments.
                   ----------

    (a) Any provision of this Agreement, the Notes or the other Credit Documents (other than the KeepWell Agreement) may be amended or waived, or the KeepWell Agreement may be released, if, but only if, such amendment, waiver or release is in writing and is signed by the Borrower and the Majority Lenders (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that no such amendment, waiver or modification
                       --------
shall, unless signed by all the Lenders, (i) increase the Revolving Credit Commitment, Term Loan A Amount or Term Loan B Amount of any

Lender or subject any Lender to any additional obligation, (ii) reduce, or extend the time of payment for, the principal of or rate of interest on any Loan or any fees hereunder, contained in Section 2.07, (iii) make any change in the amortization schedule of the Term Loans contained in 2.08(d) and (e) or any scheduled reduction in the Total Revolving Commitment; (iv) extend the final scheduled maturity of any Loan beyond the Final Maturity Date of such Loan; (v) amend this Section 11.04 or (vi) change (a) the percentage of (I) any of the Revolving Credit Commitments or (II) the aggregate unpaid principal amount of the Notes, or (b) the percentage of Lenders which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement; provided further that no such amendment, waiver or modification shall, unless signed by the Supermajority Lenders, (x) release any Guarantor from its obligations under its Guarantee or (y) release all or substantially all of the Liens or collateral under any Hypothecation Agreement (except Liens on property which is otherwise permitted to be disposed of hereunder). Any Lender which has sold a participating interest in its Loans or its Revolving Credit Commitment pursuant to Section 11.08 shall be entitled to split its vote to account for the exercise of any voting right granted to a Participant with respect to such participating interest permitted by Section
11.08. Notwithstanding the foregoing, should any of the information or disclosures provided on any of the Schedules originally attached hereto or to any Credit Document become outdated or incorrect solely as a result of the consummation of a Permitted Acquisition in compliance with the terms hereunder, the Borrower may unilaterally make such revisions or updates to the Schedule(s) as may be necessary or appropriate to update or correct such Schedule(s) by delivering to the Administrative Agent revised schedules as part of a certificate of a Responsible Person required pursuant to Section7.1(a); provided
                                                                        --------
that no such revisions or updates to any Schedule(s) shall be deemed to have amended, modified or superseded such Schedule(s) as originally attached hereto, unless and until the Administrative Agent shall have accepted in writing such revisions or updates to such Schedule(s).

    (b) Each Lender hereby authorizes and directs the Administrative Agent to execute the KeepWell Agreement, the KeepWell Subordination Agreement, the other Credit Documents and related documents to which it is a party on behalf of such Lender. Any provision of the Intercreditor Agreement or the KeepWell Subordination Agreement may be amended or waived by the Administrative Agent on behalf of the Lenders, but only if such amendment or waiver is executed at the direction and with the consent of the Majority Lenders. Any provision of the KeepWell Agreement may be amended or waived by the Administrative Agent on behalf of the Lenders, but no material term or condition of the KeepWell Agreement may be amended or waived in any respect materially adverse to the Lenders without the consent of the Majority Lenders.

    Section 11.05. Cumulative Rights and No Waiver. Each and every right granted
                   -------------------------------
to the Lenders hereunder or under any other document delivered hereunder or in connection herewith, or allowed them by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Administrative Agent, the Arranging Agent or the

Lenders to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by the Administrative Agent, the Arranging Agents or the Lenders of any right preclude any other or future exercise thereof or the exercise of any other right.

    Section 11.06. Notices. Any communication, demand or notice to be given
                   -------
hereunder or with respect to the Notes will be duly given when delivered in writing (which may include by telecopy transmission) to a party at its address:

         If to the Borrower, at

                  c/o Insight Communications Company, Inc.
                  126 East 56th Street
                  New York, New York  10022
                  Attention:  Kim D. Kelly/Steven E. Sklar
                  Telecopy:  (212) 371-1549

         with copies to

                  Shelley Rothenberg
                  295 N. Maple Avenue
                  Basking Ridge, NJ 07920-1002
                  Telecopy: (908) 630-1965

                  AT&T Broadband & Internet Services
                  9197 South Peoria Street
                  Englewood, Colorado 80112
                  Attention:  Derek Chang
                  Telecopy: (870) 875-5396

                  Dow Lohnes & Albertson PLLC
                  1200 New Hampshire Avenue, N.W.
                  Suite 800
                  Washington, D.C. 20036-6802
                  Attention:  Leonard J. Baxt, Esq./J. Kevin Mills, Esq.
                  Telecopy:  (202) 776-2222

         If to the Administrative Agent, at

                  Toronto Dominion (Texas), Inc.
                  c/o TD Securities (USA) Inc.
                  31 West 52nd Street
                  New York, New York  10019-6101
                  Attention:  John Bown
                  Telecopy:  (212) 262-1928
         with a copy to

                  Powell, Goldstein, Frazer & Murphy LLP
                  191 Peachtree Street, N.E.
                  16th Floor
                  Atlanta, Georgia  30303
                  Attention:  Cindy A. Brazell, Esq.
                  Telecopy:  (404) 572-6999

with a copy to, in the case of all Borrowing notices, prepayment notices under
Section 2.02 and notices under Section 3.03(b), and to the attention of, in the case of all fundings by the Lenders and the financial statements required under
Section 7.01(a):

                  Toronto Dominion (Texas), Inc.
                  909 Fannin Street
                  Suite 1700
                  Houston, Texas  77010
                  Attention:  Kimberly Burleson/Diane Bailey
                  Telecopy:   (713) 951-9921

except that any notice, request or demand by the Borrower to or upon the Administrative Agent or the Lenders pursuant to Sections 2.02 and 3.03(b) shall not be effective until received.

    If to any Lender, at its address as indicated on Schedule 2 hereto.
                                                     ----------

    Section 11.07. Separability. In case any one or more of the provisions
                   ------------
contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

    Section 11.08. Assignments and Participations.
                   ------------------------------

    (a) This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that the Borrower may not assign any of its rights hereunder without the prior written consent of the Lenders.

    (b) Any Lender may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Revolving Credit Commitment or any or all of its Loans, in each case, in minimum amounts of the lesser of (x) the entire remaining amount of such Lender's Loans and Commitments or (y) five million dollars ($5,000,000); provided that no minimum amount shall be required in respect of
              --------
any participation in whole or in part, (i) to another Lender or (ii) to an Affiliate of any Lender. In the event of any such grant by a Lender of a participating interest to a Participant, whether or not upon notice to the Borrower and the Administrative Agent, such Lender shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement
                                    --------
may provide that such Lender will not agree to any modifications, amendments or waivers of this Agreement which require the consent of such Lender without the consent of the Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.03, 4.04 and 11.03 with respect to its participating interest; provided that all amounts payable to a Lender for the
                        --------
account of a Participant under Sections 4.03, 4.04 and 11.03 shall be determined as if such Lender had not granted such participation to the Participant. An assignment or other transfer which is not permitted by Section 11.08(c) shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this Section 11.08(b).

    (c) With the written consent of the Borrower (which consent will not be unreasonably withheld or delayed) and the Administrative Agent, any Lender may assign to one or more banks or other institutions (each an "Assignee") all, or a part of its rights and obligations under this Agreement and the Notes, in each case, in minimum amounts of the lesser of (x) the entire remaining amount of such Lender's Loans and Commitments or (y) five million dollars ($5,000,000), and such Assignee shall assume such rights and obligations, pursuant to an instrument executed by such Assignee and such transferor Lender which shall be substantially in the form of Exhibit H hereto; provided that the written consent
                             ---------         --------
of the Borrower shall not be required in respect of any assignment in whole or in part, (i) to another Lender, (ii) to an Affiliate or Approved Fund of any Lender or (iii) to a Federal Reserve Bank or (iv) to any Person if an Event of Default under Sections 8.01(a), (h) or (i) has occurred and is continuing; provided further that no minimum amount or consent of the Administrative Agent
-------- -------
shall be required in respect of any assignment in whole or in part, (i) to another Lender, (ii) to an Affiliate or Approved Fund of any Lender or (iii) to a Federal Reserve Bank. Upon execution and delivery of such an instrument and upon notice to the Administrative Agent together with payment to the Administrative Agent of a processing fee in the amount of three thousand five hundred dollars ($3,500), such Assignee shall be a Lender party to this Agreement and shall have all the rights and obligations of a Lender as set forth in such instrument of assumption, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this

Section 11.08(c), the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the Assignee.

    (d) No Assignee, Participant or other transferee of any Lender's rights shall be entitled to receive any greater payment under Section 4.04 than such Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 4.04 requiring such Lender to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such payment did not exist.

    (e) Notwithstanding any other provision in this Agreement, any Lender that is a fund that invests in bank loans may, without the consent of the Agent or the Borrower, pledge all or any portion of its rights under, and interest in, this Agreement and the Notes to any trustee or to any other representative of holders of obligations owed or securities issued, by such fund as security for such obligations or securities; provided, however, that any transfer to any
                                --------
Person upon the enforcement of such pledge or security interest may only be made subject to the assignment provisions of Section 11.08.

    Section 11.09. Confidentiality. Each Lender agrees to hold any confidential
                   ---------------
information that it may receive from the Borrower or its Subsidiaries pursuant to this Agreement in confidence, except for disclosure: (a) to other Lenders or any affiliate or any Approved Fund of such Lender; (b) to legal counsel and accountants for Borrower or any Lender; (c) to other professional advisors to the Borrower or any Lender, provided that the recipient has delivered to the Lender a written confidentiality agreement substantially similar to this Section 11.09; (d) to regulatory officials having jurisdiction over that Lender; (e) as required by law or legal process or in connection with any legal proceeding to which that Lender and the Borrower are adverse parties; (f) to another financial institution in connection with a disposition or proposed disposition to that financial institution of all or part of that Lender's interests hereunder or a participation interest in its Note; (g) to prospective purchasers of any Collateral in connection with any disposition thereof; or (h) to any direct or indirect contractual counterparty in swap agreements or such counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 11.09). Each Lender further agrees that it will not use any such confidential information in any activity or for any purpose other than the administration of the credit facilities extended to Borrower under this Agreement. For purposes of the foregoing, "confidential information" shall mean any information respecting the Borrower and its Subsidiaries reasonably considered to be confidential (including any information stamped or otherwise designated as confidential by the Borrower on the face thereof), other than (i)
                                                                 ----------
information previously filed with any Governmental Authority and available to the public, (ii) information previously published in any public medium, and
(iii) information previously disclosed by the Borrower to any Person not associated with the Borrower without a written confidentiality agreement substantially similar to this Section 11.09. Nothing in this Section 11.09 shall be construed to create or give rise to any fiduciary duty on the part of the Administrative Agent or the Lenders to the Borrower. Certain of the confidential information provided by Borrower and its Subsidiaries to the Lenders pursuant to this Agreement is or may be valuable proprietary information that constitutes a trade secret of the Borrower or such Subsidiary; neither the provision of such confidential information to the Lenders or the limited disclosures thereof permitted by this
Section 11.09 shall affect the status of any such confidential information as a trade secret of the Borrower or such Subsidiary. Each Lender, and each other Person who agrees to be bound by this Section 11.09, acknowledges that any breach of the agreements contained in this Section 11.09 would result in losses that could not be reasonably or adequately compensated by money damages. Accordingly, if any Lender or such other Person breaches its obligations hereunder, such Lender or other Person recognizes and consents to the right of Borrower to seek injunctive relief to compel such Lender or other Person to abide by the terms of this Section 11.09.

    Section 11.10. Execution in Counterparts. This Agreement may be executed in
                   -------------------------
any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

    Section 11.11   Survival. All representations and warranties made by
                    --------
the Borrower in this Agreement, and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement, (i) shall be considered to have been relied upon by the Lenders and shall survive the making of the Loans regardless of any investigation made by, or on behalf of, the Lenders, and (ii) shall continue in full force and effect as long as any Loan or any fee payable or contemplated hereunder or any other amount payable under any other Credit Document is outstanding and unpaid and so long as the Total Revolving Credit Commitment has not been terminated.

    Section 11.12. Consent. Upon execution hereof by the Majority Lenders,
                   -------
the Lenders hereby consent to (a) the consummation of the Insight Purchase on substantially the terms and conditions set forth in the Insight Purchase Agreement, provided, however, contemporaneously with such transfer, Insight Kentucky Capital delivers to the Administrative Agent a Security and Hypothecation Agreement executed by Insight Kentucky Capital dated as of October 1, 1999 in form and substance satisfactory to the Administrative Agent, (b) the payment by the Borrower and the Restricted Subsidiaries on or before the Closing Date of the amounts contemplated by Section 6.14 of the Insight Purchase Agreement under the Services Agreement, Administration Fee Agreement and Monitoring Fee Agreements referenced therein, (c) the transfer by InterMedia Management Inc. ("IMI") of its ownership interests in the Borrower, Parent and Operating Subsidiary to Insight Kentucky Capital free and clear of the liens created by the Security and Hypothecation Agreement executed by IMI, which agreement shall be deemed automatically terminated upon consummation of the Insight Purchase, (d) the transfer by TCI IP-VI, LLC of its ownership interests in ICP-VI required by the Insight Purchase Agreement notwithstanding any provision of the KeepWell Agreement, (e) the execution and delivery of the KeepWell Agreement and (f) the execution and delivery of the KeepWell Subordination Agreement. Notwithstanding any provisions herein, this Consent is not contingent upon the fulfillment of the Conditions Precedent set forth in
Section 6.01 herein and is effective upon the receipt of the executed signature pages hereof of the Majority Lenders.


                                  ARTICLE XII.

                                LIMITED RECOURSE

    Section 12.01. Limited Recourse. No Lender shall have recourse to any
                   ----------------
limited or general partner of the Borrower or any limited or general partner of such partner for the payment of any obligation of the Parent and the Borrower, except as expressly provided in the KeepWell Agreement, the Guarantees and the Hypothecation Agreements to the extent such partner is a party thereto.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:  INSIGHT KENTUCKY PARTNERS I, L.P.
           (f/k/a INTERMEDIA PARTNERS VI, L.P.), a Delaware limited partnership

           By: Insight Communications of Kentucky, L.P.
               (f/k/a InterMedia Partners Group VI, L.P.),
               a Delaware limited partnership, its General Partner

                    By: Insight Midwest, L.P.,
                        a Delaware limited partnership, its General Partner

                        By: Insight Communications Company, L.P.,
                            a Delaware limited partnership, its General Partner

                            By: Insight Communications Company, Inc.,
                                a Delaware corporation, its General Partners


                                By:____________________________________________
                                   Kim D. Kelly
                                   Executive Vice President
                                   and Chief Financial Officer

           INSIGHT COMMUNICATIONS OF KENTUCKY, L.P., a
           Delaware limited partnership f/k/a INTERMEDIA PARTNER
           GROUP VI, L.P.), solely for purposes of its representations contained in Section 5.01 and the covenant contained in Section 7.02(j) hereof:

           By: Insight Midwest, L.P., a Delaware limited
               partnership, its General Partner

               By:  Insight Communications Company, L.P.,
                    a Delaware limited partnership, its General Partner

                    By: Insight Communications Company,
                        Inc., a Delaware corporation, its
                        General Partner

                        By:____________________________________________
                           Kim D. Kelly
                           Executive Vice President
                           and Chief Financial Officer

ADMINISTRATIVE   TORONTO DOMINION (TEXAS), INC., as Administrative
AGENT AND        Agent and as a Lender
LENDERS:

                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 BBL (USA) CAPITAL CORP., as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 BANK OF AMERICA, N.A., as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 BANK OF HAWAII, as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 THE BANK OF NEW YORK COMPANY, INC., as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 THE BANK OF NOVA SCOTIA, as a Lender



                  By:_____________________________________________
                     Name:________________________________________
                     Title:_______________________________________

                 THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 BARCLAYS BANK PLC, as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 BAYERISCHE HYPO-UND VEREINSBANK AG,
                 NEW YORK BRANCH, as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________


                 By:_______________________________________________
                    Name:__________________________________________
                    Title:_________________________________________

                 BHF (USA) CAPITAL CORP., as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________



                 BALANCED HIGH-YIELD FUND I LTD., as a Lender
                 By:  BHF (USA) Capital Corp.
                      Acting as Attorney-in-Fact

                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________


                 BALANCED HIGH-YIELD FUND II LTD., as a Lender
                 By:  BHF (USA) Capital Corp.
                      Acting as Attorney-in-Fact

                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 THE CHASE MANHATTAN BANK, as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 CREDIT LYONNAIS NEW YORK BRANCH, as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 THE DAI-ICHI KANGYO BANK, LIMITED, as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 DELANO COMPANY, as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________


                 ROYALTON COMPANY, as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________



                 CAPTIVA III FINANCE LTD, as a Lender
                 as advised by Pacific Investment Management Company


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________


                 CAPTIVA IV FINANCE LTD, as a Lender
                 as advised by Pacific Investment Management Company


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN
                 ISLANDS BRANCH, as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 DG BANK DEUTSCHE GENOSSENSCHAFTSBANK, as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 DLJ CAPITAL FUNDING, INC., as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 DRESDNER BANK AG, NEW YORK AND GRAND
                 CAYMAN BRANCHES, as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________


                 By:_______________________________________________
                    Name:__________________________________________
                    Title:_________________________________________

                 EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender
                 By:  Eaton Vance Management as Investment Advisor


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________


                 OXFORD STRATEGIC INCOME FUND, as a Lender
                 By:  Eaton Vance Management, as Investment Advisor


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________


                 SENIOR DEBT PORTFOLIO, as a Lender
                 By:  Boston Management and Research, as  Investment Advisor

                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 FIRST HAWAIIAN BANK, as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 FLEET NATIONAL BANK, as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 THE FUJI BANK, LIMITED, as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender


                 By:______________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 GENERAL RE INSURANCE COMPANY, as a Lender


                  By:_____________________________________________
                    Name:_________________________________________
                    Title:________________________________________

                 IMPERIAL BANK, A CALIFORNIA BANKING CORPORATION, as a Lender


                    By:______________________________________________
                      Name:__________________________________________
                      Title:_________________________________________

                 ING HIGH INCOME PRINCIPAL PRESERVATION FUND
                 HOLDINGS, LDC, as a Lender
                 By:  ING Capital Advisors, Inc., as Investment Advisor


                    By:______________________________________________
                      Name:__________________________________________
                      Title:_________________________________________

                 KZH PONDVIEW, LLC, as a Lender

                    By:_______________________________________________
                       Name:__________________________________________
                       Title:_________________________________________


                 KZH SOLEIL-2, LLC, as a Lender


                 By:_______________________________________________
                    Name:__________________________________________
                    Title:_________________________________________

                 MELLON BANK, N.A., as a Lender


                 By:_______________________________________________
                    Name:__________________________________________
                    Title:_________________________________________

                 MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                 INCOME STRATEGIES PORTFOLIO, as a Lender
                 By:Merrill Lynch Asset Management, L.P.,
                    as Investment Advisor


                By:_______________________________________________
                   Name:__________________________________________
                   Title:_________________________________________


                 MERRILL LYNCH DEBT STRATEGIES PORTFOLIO, as a Lender By:Merrill Lynch Asset Management, L.P.,
                    as Investment Advisor


                 By:_______________________________________________
                    Name:__________________________________________
                    Title:_________________________________________


                 MERRILL LYNCH PRIME RATE PORTFOLIO, as a Lender
                 By:Merrill Lynch Asset Management, L.P.,
                    as Investment Advisor


                By:_______________________________________________
                   Name:__________________________________________
                   Title:_________________________________________


                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., as a Lender


                By:_______________________________________________
                   Name:__________________________________________
                   Title:_________________________________________

                 METROPOLITAN LIFE INSURANCE COMPANY, as a Lender


                 By:_______________________________________________
                    Name:__________________________________________
                    Title:_________________________________________

                NATEXIS BANQUE BFCE, as a Lender

                By:_______________________________________________
                   Name:__________________________________________
                   Title:_________________________________________

                By:_______________________________________________
                   Name:__________________________________________
                   Title:_________________________________________

                 OCTAGON LOAN TRUST, as a Lender
                 By: Octagon Credit Investors, as Manager


                 By:_______________________________________________
                    Name:__________________________________________
                    Title:_________________________________________


                 OCTAGON INVESTMENT PARTNERS II, LLC, as a Lender


                 By:_______________________________________________
                    Name:__________________________________________
                    Title:_________________________________________

                 ORIX USA CORPORATION, as a Lender


                 By:_______________________________________________
                    Name:__________________________________________
                    Title:_________________________________________

                 PAM CAPITAL FUNDING, L.P., as a Lender
                 By:  Highland Capital Management, L.P., as Collateral Manager

                 By:_______________________________________________
                    Name:__________________________________________
                    Title:_________________________________________

                 PARIBAS, as a Lender


                 By:_______________________________________________
                    Name:__________________________________________
                    Title:_________________________________________


                 By:_______________________________________________
                    Name:__________________________________________
                    Title:_________________________________________

                 PINEHURST TRADING, INC., as a Lender


                 By:_______________________________________________
                    Name:__________________________________________
                    Title:_________________________________________

                 PNC BANK, NATIONAL ASSOCIATION, as a Lender


                 By:_______________________________________________
                    Name:__________________________________________
                    Title:_________________________________________

                 SOCIETE GENERALE, as a Lender

                 By:_______________________________________________
                    Name:__________________________________________
                    Title:_________________________________________

                 SUNTRUST BANK, CENTRAL FLORIDA, N.A., as a Lender

                 By:_______________________________________________
                    Name:__________________________________________
                    Title:_________________________________________

                 TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY, as a Lender


                 By:_______________________________________________
                   Name:___________________________________________
                   Title:__________________________________________

                 UNION BANK OF CALIFORNIA, N.A., as a Lender

                 By:_______________________________________________
                    Name:__________________________________________
                    Title:_________________________________________

                 VAN KAMPEN PRIME RATE INCOME TRUST, as a Lender

                 By:_______________________________________________
                    Name:__________________________________________
                    Title:_________________________________________